Use these links to rapidly review the document
TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EXCO RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXCO Resources, Inc.

Notice of 2008
Annual Meeting
of Shareholders
and Proxy Statement

Please Complete, Sign, Date
And Return Your Proxy Promptly

Thursday, May 15, 2008 9:00 a.m. local time Royal Oaks Country Club Heritage Room 7915 Greenville Avenue Dallas, Texas 75231

EXCO Resources, Inc. 12377 Merit Drive • Suite 1700 Dallas, Texas 75251 (214) 368-2084 • Fax (214) 368-2087

April 8, 2008

Dear EXCO Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of EXCO Resources, Inc. The meeting will be held at 9:00 a.m. local time on Thursday, May 15, 2008, at the Royal Oaks Country Club, Heritage Room, 7915 Greenville Avenue, Dallas, Texas 75231. Your Board of Directors and management look forward to greeting those of you able to attend in person.

  •
  You will find enclosed a Notice of Meeting that identifies the proposals to be presented for your action.

  •
  You will find enclosed the 2007 Annual Report, which includes our financial statements.

        Your vote is important. The Board of Directors appreciates and encourages shareholder participation in the company's affairs. Whether or not you can attend the meeting, please read the proxy statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.

        On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Douglas H. Miller Chairman of the Board and Chief Executive Officer

        Important notice regarding the availability of proxy materials for the annual meeting to be held on May 15, 2008: Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2007 Annual Report to Shareholders are also available on our website at www.excoresources.com.

EXCO RESOURCES, INC.
12377 Merit Drive    •    Suite 1700
Dallas, Texas 75251
(214) 368-2084    •    Fax (214) 368-2087

Notice of Annual Meeting of Shareholders

To Be Held May 15, 2008

        The 2008 Annual Meeting of Shareholders of EXCO Resources, Inc., a Texas corporation ("EXCO" or the "Company"), will be held at 9:00 a.m. local time on Thursday, May 15, 2008 at the Royal Oaks Country Club, Heritage Room, 7915 Greenville Avenue, Dallas, Texas 75231 for the following purposes:

  (1)
  to elect seven directors to the Board of Directors, each for a one-year term;

  (2)
  to ratify the appointment of KPMG LLP as our independent registered public accounting firm; and

  (3)
  to transact such other business as may arise that can properly be conducted at the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on Wednesday, March 26, 2008 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for the 10 calendar days prior to the meeting.

        Your participation in the Company's affairs is important. Officers of the Company will be present to respond to questions from shareholders.

YOUR VOTE IS IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE VOTE IN ONE OF THESE WAYS:

  •
  USE THE TOLL-FREE NUMBER shown on your proxy card;

  •
  VISIT THE WEBSITE noted on your proxy card to vote via the Internet;

  •
  MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

  •
  VOTE IN PERSON by appearing at the annual meeting and submitting a ballot at the meeting.

SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

        If you have any questions, or need assistance in voting your proxy, please call our proxy solicitor, D.F. King & Co., Inc. toll-free at (888) 567-1626.

By Order of the Board of Directors,
William L. Boeing Vice President, General Counsel and Secretary
Dallas, Texas April 8, 2008

EXCO RESOURCES, INC.
12377 MERIT DRIVE • SUITE 1700
DALLAS, TEXAS 75251
(214) 368-2084 • FAX (214) 368-2087

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, May 15, 2008

        Unless the context requires otherwise, references in this proxy statement to "EXCO," "we," "us," "our" and the "Company" are to EXCO Resources, Inc and its consolidated subsidiaries. References to "EXCO Resources" are to EXCO Resources, Inc. Unless the context otherwise requires, references to the "shareholders" are to the holders of our voting securities, which currently consist of our common stock, par value $0.001 per share ("Common Stock"), and as to one matter to be voted upon, our Series A-1, Series B and Series C 7.0% Cumulative Convertible Perpetual Preferred Stock (collectively, "7.0% Preferred Stock") and our Series A-1 Hybrid Preferred Stock (together with the 7.0% Preferred Stock, collectively, "Preferred Stock").

        The accompanying proxy is solicited by the Board of Directors on behalf of EXCO Resources, Inc., a Texas corporation, to be voted at the 2008 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, May 15, 2008, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and at any adjournment(s) or postponement(s) thereof. This proxy statement and accompanying form of proxy are being mailed on or about April 8, 2008. The Company's Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2007 is enclosed herewith, but does not form any part of the materials for solicitation of proxies. Although this proxy statement is being mailed to all shareholders, this solicitation is being made by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, only with respect to the holders of our Common Stock.

INTERNET AVAILABILITY AND ELECTRONIC DELIVERY OF PROXY DOCUMENTS

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 15, 2008: Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2007 Annual Report to Shareholders are available on our website located at www.excoresources.com.

        The executive offices of the Company are located at, and the mailing address of the Company is, 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

        A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy statement?

        It is a document that regulations of the Securities and Exchange Commission (the "SEC") require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

        At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, including (1) the election of seven directors to the Board of Directors, each for a one-year term (these seven directors are referred to as the "Common Stock Directors"), which will be voted upon solely by the holders of our Common Stock, (2) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm (this proposal is referred to as the "Ratification of KPMG"), which will be voted upon by the holders of our Common Stock and Preferred Stock, and (3) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof. Also, management will report on the Company's performance during the last fiscal year and respond to questions from shareholders.

What is "householding" and how does it affect me?

        With respect to eligible shareholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any shareholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, Attn: Secretary or by calling (214) 368-2084 and asking for investor relations. Eligible shareholders of record receiving multiple copies of our proxy statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

        We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

        SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

        Despite our efforts related to householding, you may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Also, if you own shares of Common Stock and shares of Preferred Stock, you will receive a proxy card to vote your shares of Common Stock and a different proxy card to vote your shares of Preferred Stock. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

        The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 26, 2008 (the "Record Date"). The Record Date is established by the Board of Directors as required by Texas law. On the Record Date, 104,779,390 shares of Common Stock and 200,000 shares of Preferred Stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

        Subject to the limitations set forth below, holders of Common Stock and holders of Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the holders of Common Stock and Preferred Stock?

        Each holder of Common Stock is entitled to one vote per common share on all matters to be acted upon at the Annual Meeting. Each holder of Preferred Stock is entitled to approximately 526.3 votes per preferred share on the Ratification of KPMG as set forth on the accompanying Notice. Neither the Company's Third Amended and Restated Articles of Incorporation, as amended, nor its Amended and Restated Bylaws, as amended, allow for cumulative voting rights.

        The holders of Preferred Stock do not have the right to vote with the holders of Common Stock to elect the Common Stock Directors at the Annual Meeting. Instead, the holders of Preferred Stock are entitled to designate and elect four members of the Board of Directors (the "Preferred Stock Director Designees"). Vincent J. Cebula and Jeffrey S. Serota were appointed to the Board of Directors on March 30, 2007 as Preferred Stock Director Designees. Rajath Shourie and B. James Ford were elected as Preferred Stock Director Designees by the holders of the Preferred Stock on August 30, 2007 and December 1, 2007, respectively.

        The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

        As of the Record Date, holders of Common Stock held approximately 49.9% of the general voting power, and holders of the Preferred Stock held approximately 50.1% of the remaining general voting power. General voting power refers to all securities of the Company entitled to vote at the Annual Meeting. With respect to an individual proposal, voting power refers to all securities of the Company entitled to vote on the proposal.

What is the difference between a shareholder of record and a "street name" holder?

        If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company's stock transfer agent, you are considered the shareholder of record with respect to those shares. The proxy statement, annual report and proxy card have been sent directly to you by the Company.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in "street name." The proxy statement, annual report and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

        Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares on behalf of their customers have the authority to vote on certain proposals when they have not received instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares in the election of directors and the Ratification of KPMG.

How do I vote my shares?

        If you are a record holder, you may vote your Common Stock or Preferred Stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting, and obtain and submit a ballot. The ballot will be provided at the meeting. To vote by proxy, you must do one of the following:

  •
  USE THE TOLL-FREE NUMBER shown on your proxy card;

  •
  VISIT THE WEBSITE shown on your proxy card to vote via the Internet;

  •
  MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

  •
  VOTE IN PERSON by appearing at the Annual Meeting and submitting a ballot at the meeting.

        The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as "proxies") to vote your Common Stock or Preferred Stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Douglas H. Miller, Stephen F. Smith, J. Douglas Ramsey, Ph.D. and William L. Boeing to serve as the proxies for the Annual Meeting.

        Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except the voting instructions, then the designated proxies will vote your shares "for" the election of the nominated directors and "for" the Ratification of KPMG. We do not anticipate that any nominee for election to the Board of Directors will be unable to serve or that any other matters will come before the meeting, but if a nominee is unable to serve, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

        If you hold your shares in "street name," in addition to the proxy solicitation materials we have provided to the street name holder, the street name holder should provide to you the street name holder's own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Alternatively, if you want to vote your street name shares at the Annual Meeting, you must contact your broker directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares at the Annual Meeting.

        If you are a Company employee participating in the Company 401(k) plan, then you may be receiving this material because of the Common Stock held for you in the plan. In that case, you may use the enclosed proxy card to instruct the plan trustees how to vote those shares. The trustees will vote the shares in accordance with your instructions and the terms of the plan.

        The plan trustees may vote the shares held for you even if you do not direct them how to vote. The trustees will vote any shares for which they do not receive instructions in the same proportion as they vote the shares for which they receive instructions.

Are votes confidential? Who counts the votes?

        The votes of all shareholders will be held in confidence from directors, officers and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) to allow the independent inspectors of election to certify the results of the vote.

        An automated system administered by the Company's transfer agent tabulates the votes. Each proposal is tabulated separately.

Can I vote my shares in person at the Annual Meeting?

        Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting.

        However, if you are a "street name" holder, you may vote your shares in person only if you obtain a legal proxy from your broker or nominee giving you the right to vote the shares.

        Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my choices when voting?

        In the election of directors, holders of Common Stock may vote for all Common Stock Director nominees or may withhold their votes as to one or more Common Stock Director nominees. With respect to the Ratification of KPMG, holders of Common Stock and Preferred Stock may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board's recommendations on how I should vote my shares?

        The Board recommends that you vote your shares as follows:

        Proposal 1—FOR the election of each nominee for director.

        Proposal 2—FOR the Ratification of KPMG.

What if I do not specify how I want my shares voted?

        If you do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, we will vote them, and such shares will be voted in the following manner:

        Proposal 1—FOR the election of each nominee for director.

        Proposal 2—FOR the Ratification of KPMG.

Can I change my vote?

        Yes. You may revoke your proxy at any time by any of the following means:

  •
  Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares at the meeting to revoke your proxy.

  •
  Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

  •
  Giving written notice of revocation to the Company addressed to William L. Boeing, Vice President, General Counsel and Secretary, at the Company's address above before noon on May 14, 2008.

What percentage of the vote is required to approve the election of each Common Stock Director nominee?

        Assuming the presence of a quorum, the seven Common Stock Directors who receive the most votes from the holders of the shares of our Common Stock for their election will be elected, i.e., the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of the Common Stock Directors. However, pursuant to the Company's Corporate Governance Guidelines, if a director nominee in an uncontested election receives a greater number of votes "withheld" than votes "for" his election, the nominee shall promptly tender his resignation to the Board of Directors. The Board's nominating and corporate governance committee, or alternatively the independent directors of the Board of Directors (which will specifically exclude any director who is required to offer his own resignation), shall recommend to the Board of Directors whether to accept the resignation offer. The Board of Directors will consider and act on the recommendation and will publicly disclose the Board's decision with regard to any resignation offered under these circumstances, including, if applicable, the reasons for rejecting the offered resignation.

What percentage of the vote is required to approve the Ratification of KPMG?

        The affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm.

How are votes withheld, abstentions and broker non-votes treated?

        Abstentions or votes withheld are included in the determination of the number of shares present for determining a quorum for all proposals. Votes withheld will have no effect with respect to the election of directors except that if a director nominee in an uncontested election receives a greater number of votes "withheld" than votes "for" his election, the nominee shall be required to tender his resignation to the Board of Directors for consideration in accordance with the Company's majority voting policy which is described under "—What percentage of the vote is required to approve the election of each Common Stock Director nominee?" and "Election of Directors (Proposal 1)." Abstentions will have the same effect as a vote against the Ratification of KPMG.

        Broker non-votes are included in the determination of the number of shares present for determining a quorum. Broker non-votes will have no effect on the election of directors and the Ratification of KPMG.

Who are the proxy solicitors, what are the solicitation expenses and who pays the cost of this proxy solicitation?

        Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We have hired D.F. King & Co., Inc. ("D.F. King") to help us send out the proxy materials and to ask for proxies. In connection with its retention by us, D.F. King has agreed to provide consulting and analytic services and provide solicitation services with respect to banks, brokers, institutional investors and individual shareholders. D.F. King's fee for these services is $4,000, plus reimbursement of reasonable out-of-pocket expenses, including telephone calls. We have agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities under the federal securities laws. We can ask for proxies through the mail or personally by telephone or the Internet. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

        No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

        Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

        The Company will publish the voting results in its Quarterly Report on Form 10-Q for the second quarter of 2008, which it will file with the SEC in August 2008.

Who can help answer my questions?

        The information provided above in this "Question and Answer" format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the attached appendices and the documents we refer to in this proxy statement. If you have any questions, or need additional material, please feel free to call our proxy solicitor, D.F. King & Co., Inc., toll-free at (888) 567-1626.

ELECTION OF DIRECTORS
(Proposal 1)

        Seven directors are to be elected at the Annual Meeting. The current size of the Board of Directors of the Company is eleven. The Board of Directors has nominated seven directors to be elected by the holders of Common Stock (the "Common Stock Director Nominees"). Vincent J. Cebula and Jeffrey S. Serota were appointed to the Board of Directors on March 30, 2007 as Preferred Stock Director Designees. Rajath Shourie and B. James Ford were elected as Preferred Stock Director Designees by the holders of the Preferred Stock on August 30, 2007 and December 1, 2007, respectively. Set forth below are the seven Common Stock Director Nominees to be elected by the holders of Common Stock to serve until the Annual Meeting of Shareholders in 2009 or until their respective successors have been duly elected and qualified and the four Preferred Stock Director Designees that will serve until their respective successors have been duly elected and qualified pursuant to the Statements of Designation for the Preferred Stock. Holders of Common Stock will be unable to vote the proxies held by them for more than seven persons.

        To be elected as a director, each Common Stock Director Nominee must receive a plurality of the votes cast by the Common Stock holders entitled to vote for the election of directors. However, pursuant to the Company's Corporate Governance Guidelines, in an uncontested election of directors, any Common Stock Director Nominee who has a greater number of votes "withheld" from his election than votes "for" such election (a "Majority Withheld Vote") is required to promptly tender his resignation following certification of the shareholder vote. The nominating and corporate governance committee will recommend to the Board of Directors whether to accept such resignation; however, if each member of the nominating and corporate governance committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves and recommend to the Board of Directors whether to accept such resignation. The Board of Directors will act upon such recommendation within 90 days following certification of the shareholder vote and will promptly disclose its decision whether to accept the director's resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release. Should any Common Stock Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. Each Common Stock Director Nominee has expressed his intention to serve the entire term for which election is sought.

Common Stock Directors and Nominees

        The following table sets forth the name, age and positions of each Common Stock Director and Common Stock Director Nominee:

Name	Age	Position
Douglas H. Miller	60	Chairman and Chief Executive Officer
Stephen F. Smith	66	Vice Chairman and President
Jeffrey D. Benjamin(1)(2)(3)	46	Director
Earl E. Ellis(1)(2)	66	Director
Robert H. Niehaus(1)(2)	52	Director
Boone Pickens	80	Director
Robert L. Stillwell(2)(3)	71	Director

    (1)
    Member of the audit committee.

    (2)
    Member of the compensation committee.

    (3)
    Member of the nominating and corporate governance committee.

        The biographies of the Common Stock Director Nominees are as follows:

        Douglas H. Miller became the Chairman of our Board of Directors and our Chief Executive Officer in December 1997. Mr. Miller was Chairman of the Board of Directors and Chief Executive Officer of Coda Energy, Inc., or Coda, an independent oil and natural gas company, from October 1989 until November 1997 and served as a director of Coda from 1987 until November 1997. See "Transactions with Related Persons—Corporate use of personal aircraft" for a description of certain related person transactions involving Mr. Miller.

        Stephen F. Smith joined us in June 2004 as Vice Chairman of our Board of Directors and was appointed President and Secretary in October 2005. He served as our Secretary until April 2006. Prior to joining us, Mr. Smith was co-founder and Executive Vice President of Sandefer Oil and Gas, Inc., an independent oil and gas exploration and production company, from January 1980 to June 2004. Mr. Smith was one of our directors from March 1998 to July 2003. Prior to 1980, Mr. Smith was an Audit Partner with Arthur Andersen LLP.

        Jeffrey D. Benjamin became one of our directors in October 2005 and was previously one of our directors from August 1998 through July 2003 and a director of our parent holding company from July 2003 through its merger into us. Mr. Benjamin has been a Senior Advisor to Apollo Management, LP since September 2002. Mr. Benjamin is also a director of Virgin Media Inc. and Harrah's Entertainment, Inc.

        Earl E. Ellis became one of our directors in October 2005 and was previously one of our directors from March 1998 through July 2003. Mr. Ellis has served as chairman and chief executive officer of Whole Harvest Products, formerly Carolina Soy Products, a soy based product manufacturing company since September 2003. Mr. Ellis has also been a private investor since 2001. He served as a director of Coda from 1992 until 1996. Mr. Ellis served as a managing partner of Benjamin Jacobson &

Sons, LLC, specialists on the New York Stock Exchange. He had been associated with Benjamin Jacobson & Sons, LLC from 1977 to 2001.

        Robert H. Niehaus became one of our directors in November 2004 and was a director of our parent holding company from July 2003 through its merger into us. Mr. Niehaus is the Chairman and founder of Greenhill Capital Partners, LLC, a private equity investment firm that oversees $1.8 billion in capital. Prior to joining Greenhill in January 2000 to start its private equity business, Mr. Niehaus was a Managing Director in Morgan Stanley's private equity investment department from 1990 to 1999. Mr. Niehaus is a director of Heartland Payment Systems, Inc., GHL Acquisition Corp. and several private companies. See "Transactions with Related Persons—Private placement of Preferred Stock" for a description of certain related person transactions involving Mr. Niehaus.

        Boone Pickens became one of our directors in October 2005 and was previously one of our directors from March 1998 through July 2003. Mr. Pickens has served as the Chairman and CEO of BP Capital LP since September 1996 and Mesa Water, Inc. since August 2000 and is a board member of Clean Energy Fuels Corp. BP Capital LP or affiliates is the general partner and an investment advisor of private funds investing in energy commodities (BP Capital Energy Fund) and publicly-traded energy equities (BP Capital Equity Fund and its offshore counterpart). Clean Energy Fuels Corp. is the largest provider of natural gas (CNG and LNG) and related services in North America. He was the founder of Mesa Petroleum Co., an independent oil and natural gas exploration and production company. He served as CEO and Chairman of the Board of Mesa from its inception until his departure in 1996.

        Robert L. Stillwell became one of our directors in October 2005. Mr. Stillwell has served as the General Counsel of BP Capital LP, Mesa Water, Inc. and affiliated companies engaged in the petroleum business since 2001. Mr. Stillwell was a lawyer and Senior Partner at Baker Botts LLP in Houston, Texas from 1969 to 2001. He also served as a director of Mesa Petroleum Co. and Pioneer Natural Resources Company from 1969 to 2001.

Preferred Stock Director Designees

        The following table and text sets forth the name, age and position of each Preferred Stock Director Designee currently serving on our Board of Directors:

Name	Age	Position
Vincent J. Cebula(1)(2)	44	Preferred Stock Director
B. James Ford(1)	39	Series B Preferred Stock Director
Jeffrey S. Serota(1)(2)	42	Series C Preferred Stock Director
Rajath Shourie(2)	34	Preferred Stock Director

    (1)
    Member of the compensation committee.

    (2)
    Member of the nominating and corporate governance committee.

        The biographies of the Preferred Stock Director Designees are as follows:

        Vincent J. Cebula became one of our directors on March 30, 2007. Mr. Cebula previously served as a director of EXCO Resources and EXCO Holdings from July 2003 until October 2005. Mr. Cebula is a Managing Director of Jefferies Capital Partners, a private equity investment firm. Prior to joining Jefferies in November 2007, Mr. Cebula was a Managing Director of Oaktree Capital Management, L.P., a global investment firm, and its predecessor (collectively, "Oaktree") where he was a founding member of Oaktree's Principal Opportunities Funds since 1994. See "Transactions with Related Persons—Private placement of Preferred Stock" and "—Gulf Coast Sale" for a description of certain related person transactions involving Mr. Cebula.

        B. James Ford became one of our directors on December 1, 2007. Mr. Ford is a Managing Director of Oaktree where he has worked since 1996. Mr. Ford is a co-portfolio manager of Oaktree's Principal Opportunities Funds, which invest in controlling and minority positions in private and public companies. Mr. Ford serves on the Board of Directors of Crimson Exploration, Inc. as well as a number of private companies and not-for-profit entities. See "Transactions with Related Persons—Private placement of Preferred Stock" and "—Gulf Coast Sale" for a description of certain related person transactions involving Mr. Ford.

        Jeffrey S. Serota became one of our directors on March 30, 2007. Mr. Serota previously served as a director of EXCO Resources and EXCO Holdings from July 2003 until October 2005. Since 1997, Mr. Serota has been a Senior Partner in the Private Equity Group of Ares Management, LLC. Mr. Serota also serves on the board of directors of SandRidge Energy, Inc., WCA Waste Corporation and several private companies. See "Transactions with Related Persons—Private placement of Preferred Stock" for a description of certain related person transactions involving Mr. Serota.

        Rajath Shourie became one of our directors on August 30, 2007. Mr. Shourie is a Managing Director at Oaktree in the distressed debt group. He joined Oaktree in August 2002 after having spent two years at Goldman, Sachs & Co. in the Principal Investment Area. Prior thereto, he was a management consultant at McKinsey & Company, from 1995 to 1998. See "Transactions with Related Persons—Private placement of Preferred Stock" and "—Gulf Coast Sale" for a description of certain related person transactions involving Mr. Shourie.

        All of the current Common Stock Director Nominees and the Preferred Stock Director Designees are currently serving on our Board of Directors. There are no family relationships between any of our directors or executive officers.

        Pursuant to the Statement of Designation of the Series B 7.0% Preferred Stock, the holders of a majority of Series B 7.0% Preferred Stock have the right to elect one director (the "Series B Preferred Stock Director") to serve on our Board of Directors for so long as certain funds managed by Oaktree (collectively, the "Oaktree Funds") beneficially own an aggregate of at least 10,000 shares of our Series B 7.0% Preferred Stock, Series A-1 Hybrid Preferred Stock and/or Series A-2 Hybrid Preferred Stock. We have also entered into a letter agreement with the Oaktree Funds pursuant to which we agreed to cause an individual designated by the Oaktree Funds to be nominated to serve on our Board of Directors following such time as (i) the Oaktree Funds cease to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series B 7.0% Preferred Stock and (ii) less than 25% of the shares of Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, for so long as the Oaktree Funds own at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by the Oaktree Funds is convertible). Mr. Cebula was originally designated as the Series B Preferred Stock Director by the Oaktree Funds. The Oaktree Funds beneficially own 25.6% of our Common Stock (including shares issuable upon conversion of our Preferred Stock held by the Oaktree Funds), all 11,700 shares of our outstanding Series B 7.0% Preferred Stock and 48,300 shares of our Series A-1 Hybrid Preferred Stock. On October 31, 2007, Mr. Cebula resigned from Oaktree and subsequently joined Jefferies Capital Partners. Since Mr. Cebula was no longer associated with Oaktree, he resigned as the Series B Preferred Stock Director effective December 1, 2007 and was replaced by Mr. Ford. Mr. Cebula was then elected to serve in the remaining vacant Preferred Stock director seat by the holders of our Preferred Stock effective December 1, 2007.

        Pursuant to the Statement of Designation of the Series C 7.0% Preferred Stock, the holders of a majority of the Series C 7.0% Preferred Stock have the right to elect one director (the "Series C Preferred Stock Director") to serve on our Board of Directors for so long as Ares Management LLC (together with its affiliates, "Ares") beneficially owns an aggregate of at least 10,000 shares of our Series C 7.0% Preferred Stock, Series A-1 Hybrid Preferred Stock and/or Series A-2 Hybrid Preferred

Stock. We have also entered into a letter agreement with Ares pursuant to which we agreed to cause an individual designated by Ares to be nominated to serve on our Board of Directors following such time as (i) Ares ceases to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series C 7.0% Preferred Stock and (ii) less than 25% of the shares of Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, for so long as Ares owns at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by Ares is convertible). Mr. Serota was designated as the Series C Preferred Stock Director by Ares which beneficially owns 10.0% of our Common Stock (including shares issuable upon conversion of our Preferred Stock held by Ares), all 2,925 shares of our outstanding Series C 7.0% Preferred Stock and 12,075 shares of our Series A-1 Hybrid Preferred Stock.

        Pursuant to the Statements of Designation of the Series A-1, Series B and Series C 7.0% Preferred Stock, for so long as there is outstanding a number of shares of Preferred Stock and Hybrid Preferred Stock that is equal to 25% or more of such shares originally issued on March 30, 2007, collectively referred to herein as the initial preferred shares, the holders of at least 60% of the then-outstanding shares of the Series A-1, Series B and Series C 7.0% Preferred Stock have the right to elect four directors to serve on our Board of Directors; provided that the right to elect those four directors is reduced by the number of directors that may then be elected by the Series B and Series C 7.0% Preferred Stock. If less than 25% but 10% or more of the initial preferred shares are outstanding, the number of directors that may be elected by the Series A-1, Series B and Series C 7.0% Preferred Stock will decrease to two, which number is to be further reduced by the number of directors that may then be elected by the Series B and Series C 7.0% Preferred Stock. If less than 10% of the initial preferred shares are outstanding, the holders of Series A-1, Series B and Series C 7.0% Preferred Stock will not have the right to elect any preferred directors. Mr. Cebula and Mr. Shourie currently serve as the two Preferred Stock directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE FOR EACH COMMON STOCK DIRECTOR NOMINEE
FOR THE BOARD OF DIRECTORS.

Board Committees and Meetings

        Our Board of Directors has an audit committee, a compensation committee, and a nominating and corporate governance committee.

        Audit Committee.    The audit committee of our Board of Directors recommends the appointment of our independent registered public accountants, reviews our internal accounting procedures and financial statements and consults with and reviews the services provided by our independent registered public accountants, including the results and scope of their audit. The audit committee is currently comprised of Messrs. Benjamin (chair), Ellis and Niehaus, each of whom are independent, within the meaning of applicable SEC and NYSE rules. The Board of Directors has designated Mr. Benjamin as an audit committee financial expert, as currently defined under the SEC rules implementing the Sarbanes-Oxley Act of 2002. See "—Corporate Governance—Director Independence." We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. The audit committee held a total of eight meetings during the fiscal year ended December 31, 2007.

        The audit committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company's web site at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

        Compensation Committee.    The compensation committee of our Board of Directors reviews and recommends to our Board of Directors the compensation and benefits for all of our executive officers, administers our stock plans, and establishes and reviews general policies relating to compensation and benefits for our employees. The compensation committee is currently comprised of Messrs. Stillwell (chair), Benjamin, Cebula, Ford, Ellis, Niehaus and Serota, each of whom are independent within the meaning of applicable NYSE rules. Messrs. Serota and Cebula were appointed to the compensation committee on May 15, 2007. Mr. Ford was appointed to the compensation committee on March 13, 2008. During 2007, each member of the compensation committee, except Messrs. Cebula, Niehaus and Serota, was a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Messrs. Cebula, Niehaus and Serota did not qualify as non-employee directors during the 2007 fiscal year. For the 2008 fiscal year, Messrs. Benjamin, Ellis and Stillwell qualify as non-employee directors, but Messrs. Cebula, Ford, Niehaus and Serota do not. Each member of the compensation committee is also an "outside director" as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended. See "—Director Independence." We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. The compensation committee held five meetings during the fiscal year ended December 31, 2007.

        The compensation committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company's web site at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

        Nominating and Corporate Governance Committee.    The nominating and corporate governance committee of our Board of Directors is responsible for:

  •
  reviewing the appropriate size, function and needs of the Board of Directors;

  •
  developing the Board's policy regarding tenure and retirement of directors;

  •
  establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof;

  •
  identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the committee and by the Board;

  •
  overseeing the evaluation of management and the Board; and

  •
  monitoring and making recommendations to the Board on matters relating to corporate governance.

        The nominating and corporate governance committee currently consists of Messrs. Cebula (chair), Benjamin, Serota, Shourie and Stillwell, each of whom is independent within the meaning of applicable NYSE rules. Messrs. Cebula and Serota were appointed to the nominating and corporate governance committee on May 15, 2007. On March 13, 2008, Mr. Shourie was appointed to the nominating and corporate governance committee and Messrs. Ellis and Niehaus ceased serving on the the nominating and corporate governance committee. We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. See "—Director Independence." The nominating and corporate governance committee held four meetings during the fiscal year ended December 31, 2007.

        The nominating and corporate governance committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company's web site at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

        The Board of Directors held 13 meetings during the fiscal year ended December 31, 2007. During 2007, each director attended 75% or more of the meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served. We do not have a Board policy on director attendance at the Company's Annual Meeting of Shareholders. The Company held its 2007 Annual Meeting of Shareholders on August 30, 2007. Three of the then nine members of the Board of Directors attended the 2007 Annual Meeting of Shareholders.

Lead Director

        The independent members of our Board of Directors have selected Mr. Stillwell to act as a lead director in 2008. The lead director chairs the executive sessions of the non-employee and independent directors, consults with the chairman of the Board concerning the agenda for Board meetings and performs such other duties as the independent directors might designate.

Report of the Audit Committee

        The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2007, which includes the consolidated balance sheets of the Company as of December 31, 2006 and December 31, 2007, and the related consolidated statements of income and comprehensive income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2007, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed with the SEC" or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review and Discussions with Management.

        The audit committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm.

        Pursuant to the terms of the audit committee's charter, the audit committee meets as often as it determines, but no less than once per fiscal quarter. The audit committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards (No. 61), as amended, "Communication with audit committees" that includes, among other items, matters related to the conduct and the results of the audit of the Company's financial statements.

        The audit committee has also received written disclosures and the letter from KPMG LLP required by Independent Standards Board Standard No. 1 (that relates to the independent registered public accounting firm's independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with KPMG LLP.

        Based on the review and discussions referred to above, the audit committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

AUDIT COMMITTEE
Jeffrey D. Benjamin, Chairman Earl E. Ellis Robert H. Niehaus

Director Compensation

        The following table provides compensation information for the one year period ended December 31, 2007 for each non-employee member of our Board of Directors:

2007 FISCAL YEAR DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey D. Benjamin	$106,250	—	$28,500	—	—	—	$134,750
Vincent J. Cebula(2)	$29,400	—	$126,600	—	—	—	$156,000
Earl E. Ellis	$52,500	—	$28,500	—	—	—	$81,000
B. James Ford(3)	$2,100	—	$76,200	—	—	—	$78,300
Robert H. Niehaus	$50,000	—	$28,500	—	—	—	$78,500
Boone Pickens	$31,250	—	$28,500	—	—	—	$59,750
Jeffrey S. Serota(4)	$26,250	—	$126,600	—	—	—	$152,850
Rajath Shourie(5)	$8,400	—	$93,000	—	—	—	$101,400
Robert L. Stillwell	$41,000	—	$28,500	—	—	—	$69,500

(1)
Reflects the dollar amount expensed for financial statement reporting purposes for the year ended December 31, 2007 in accordance with Financial Accounting Standards Board Statement No. 123(R) (revised 2004), Share Based Payments ("SFAS No. 123(R)"), with the exception that the amount shown assumes no forfeitures, and thus may include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in "Note 2. Summary of significant accounting policies—Stock options" and Note 13. Stock transactions" to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on February 29, 2008. During 2007, Messrs. Cebula, Ford, Serota and Shourie each received a non-discretionary and automatic grant of options to purchase 50,000 shares of Common Stock upon becoming a director of the Company. The grant date fair value of each award, calculated in accordance with SFAS No. 123(R), was $114,235 for Mr. Benjamin, $288,735 for Mr. Cebula, $114,235 for Mr. Ellis, $283,170 for Mr. Ford, $114,235 for Mr. Niehaus, $114,235 for Mr. Pickens, $288,735 for Mr. Serota, $278,345 for Mr. Shourie and $114,235 for Mr. Stillwell. The options have a ten year term and become exercisable in increments of 25%, with 25% vesting immediately and 25% vesting on the first, second and third anniversaries of the grant date. The grant date fair value of these awards was calculated using a Black Scholes model.

(2)
In connection with Mr. Cebula's departure from Oaktree, Mr. Cebula agreed to remit to the Oaktree Funds any realized after-tax benefit earned by Mr. Cebula with respect to the 12,500 then vested stock option awards.

(3)
Pursuant to the policies of Oaktree, Mr. Ford has assigned all economic and pecuniary interests and voting rights with respect to his director fees, including stock option awards, to the Oaktree Funds.

(4)
Pursuant to the policies of Ares, Mr. Serota has assigned all economic and pecuniary interests and voting rights with respect to his director fees, including stock option awards, to Ares.

(5)
Pursuant to the policies of Oaktree, Mr. Shourie has assigned all economic and pecuniary interests and voting rights with respect to his director fees, including stock option awards, to the Oaktree Funds.

        Cash Compensation.    Our non-employee directors are paid a retainer of $25,000 per year. The chair of each committee is paid an additional $10,000 per year, other than the chair of the audit committee who is paid an additional $50,000 per year. Each other committee member is paid an additional $5,000 per year. We pay no additional remuneration to our employees serving as directors. All directors, including our employee directors, are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committee meetings. Cash compensation to directors in fiscal 2008 will be the same as that described above.

        On November 8, 2006, the Board of Directors adopted the 2007 Director Plan of EXCO Resources, Inc. (as amended, we refer to this plan as the "Payment Plan"). The Payment Plan permits the non-employee directors who receive fees for their service on the Board of Directors and its committees to make an annual election to receive their fees (i) entirely in cash, (ii) 50% in cash and 50% in our Common Stock, or (iii) entirely in our Common Stock. Due to certain regulatory reasons, Mr. Pickens received his fees for service during 2007 in cash. Messrs. Cebula, Ford, Serota and Shourie received cash for their service during 2007. All of our other non-employee directors have elected to receive their fees for service during 2007 entirely in our Common Stock. All director fees are paid on a quarterly basis. Payments in the form of our Common Stock are issued as of the payment date, which is the first business day following the end of the fiscal quarter, at the closing price of our Common Stock on the NYSE on that date.

        The Payment Plan also permits non-employee directors to defer the payment of his or her director fees (employee directors do not receive fees in their capacity as directors), beginning with director fees earned in 2007. Directors may defer the payment of director fees, whether payable in the form of cash or our Common Stock, to (i) a specified date, (ii) his or her termination of service, (iii) the occurrence of a change of control, or (iv) the earlier of two or more of those events. This deferral is qualified to satisfy the requirements of Section 409A of the Internal Revenue Code of 1986. Messrs. Benjamin and Stillwell have elected to defer the payment of their director fees in our Common Stock under the Payment Plan.

        Option Awards.    The Payment Plan also provides that upon the appointment or election to the Board of Directors of a new director, the new director will receive an automatic one-time grant of an option to purchase 50,000 shares of our Common Stock, in addition to the other fees they will earn as a director. The grant date will be the date of appointment or election and the exercise price will be set at the closing price of our Common Stock on the NYSE on such date. The option will have a term of ten years, with 25% of the shares subject to the option (12,500 shares) vesting immediately and the balance vesting in equal proportions on the next three anniversary dates. No shares will vest, and such shares will be forfeited, in any fiscal year in which the director attends less than 75% of the Board of Directors meetings held for that fiscal year. In the event a director ceases to serve for any reason, the unvested shares subject to the option shall be forfeited. However, this option will be subject to acceleration upon a change of control as defined under the Incentive Plan. All shares issuable under the Payment Plan, including pursuant to any option granted thereunder, shall be deemed issued under the terms of the Incentive Plan.

Corporate Governance

        The Company, with the oversight of the Board of Directors and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

Director Independence

        The standards relied upon by the Board of Directors in affirmatively determining whether a director is "independent" in compliance with the rules of the NYSE are comprised, in part, of those objective standards set forth in NYSE rules. In addition, no director will qualify as "independent" unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). The following commercial or charitable relationships, although not exclusive, will not be considered to be material relationships that would impair a director's independence: (a) the director is an executive officer or owns beneficially or of record more than a ten percent equity interest of another company that does business with us or its subsidiaries and the annual sales to, or purchases from, us or our subsidiaries are less than five percent of the annual revenues of the company he or she serves as an executive officer of; (b) the director is an executive officer or owns beneficially or of record more than a ten percent equity interest of another company which is indebted to us or our subsidiaries, or to which we or our subsidiaries are indebted, and the total amount of either company's indebtedness to the other is less than five percent of the total consolidated assets of the company he or she serves as an executive officer of; and (c) the director serves as an officer, director or trustee of a charitable organization, and our discretionary charitable contributions to the organization are less than five percent of that organization's total annual charitable receipts. Any automatic matching by us of employee charitable contributions will not be included in the amount of our contributions for this purpose.

        The Board of Directors, in applying the above-referenced standards, has affirmatively determined that our current "independent" directors are: Jeffrey D. Benjamin, Vincent J. Cebula, Earl E. Ellis, B. James Ford, Robert H. Niehaus, Jeffrey S. Serota, Rajath Shourie and Robert L. Stillwell. As part of the Board's process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other "material relationship" with us that could interfere with his ability to exercise independent judgment.

        In addition to the transactions, relationships and arrangements described under the heading "—Transactions with Related Persons," in determining that the directors above are "independent," the Board considered the relationships described below.

        Robert L. Stillwell's son worked for us as a financial analyst from 2002 to 2005. In 2005, Mr. Stillwell's son received a payment of over $60,000 for stock options he held of EXCO Holdings. This does not disqualify Mr. Stillwell from being deemed independent for NYSE purposes under the objective criteria. However, for 2006, this relationship disqualified him from being a "non-employee" director under Rule 16b-3. He was qualified to be a "non-employee" director in 2007 and is qualified to be a "non-employee" director in 2008. In addition, Mr. Stillwell is not independent for purposes of serving on our audit committee under Rule 10A-3(a)(3) because he is an executive officer of BP Capital LP, an entity owned by Mr. Boone Pickens. BP Capital LP is likely an affiliate of us by virtue of the two entities being under common control. The Board has determined that none of the above relationships interfere with Mr. Stillwell's ability to exercise independent judgment.

        Jeffrey D. Benjamin holds a working interest in certain wells managed by Woolsey Petroleum in which we also hold a working interest. We do not operate these wells, and we and Mr. Benjamin are not parties to a common agreement. Furthermore, Mr. Benjamin's annual distributions from such wells during each of the last three fiscal years is not a material amount. Additionally, Mr. Benjamin is employed by Apollo Management, LP ("Apollo"). An entity affiliated with Apollo, Apollo Investment Corporation, purchased 975 shares of Series A-1 7.0% Preferred Stock and 4,025 shares of Series A-1 Hybrid Preferred Stock shares for $50.0 million in the private placement described under "—Transactions with Related Persons—Private placement of Preferred Stock." These interests do not disqualify Mr. Benjamin from being deemed independent for NYSE purposes under the objective criteria and the Board of Directors has determined that these interests do not interfere with his ability to exercise independent judgment.

        Earl E. Ellis serves as an executive officer and is a significant stockholder of a company in which Messrs. Miller and Smith were directors until November 2, 2005. We sought guidance from the NYSE regarding a potential disqualification from independence based upon these relationships. Given that Mr. Ellis received no compensation for his service as an executive officer and that Messrs. Miller and Smith were not on the compensation committee of the private company, we were told that Mr. Ellis could be deemed to be independent for NYSE purposes. Effective November 2, 2005, Messrs. Miller and Smith resigned from the board of the private company to avoid any possible future conflicts. Messrs. Miller and Smith also own equity interests in this same company, but their interests represent less than 5% of the total equity ownership. The Board determined that these relationships do not interfere with Mr. Ellis's ability to exercise his independent judgment.

Independent Director Meetings

        The Company's independent directors held three formal meetings independent from management during fiscal 2007. As lead director, Mr. Stillwell acted as chairman at the meeting of the independent directors.

Director Nomination Policy

        The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each Common Stock Director Nominee was recommended to the Board by the nominating and corporate governance committee for selection.

        Although we have no formal policy regarding shareholder nominees, the nominating and corporate governance committee will consider all proposed nominees for the Board of Directors, including those put forward by shareholders. In making its recommendations to the Board of Directors, the nominating and corporate governance committee considers, at a minimum, a candidate's qualification as "independent" under the various standards applicable to the Board and each of its committees, as well as a candidate's depth of experience and availability, the balance of the business interest and experience of the incumbent or nominated directors, and the need for any required expertise on the Board or one of its committees. With respect to incumbent members of the Board, the committee shall also consider the performance of the incumbent director. Candidates may come to the attention of the nominating and corporate governance committee from current Board members, stockholders, officers or other sources, and the committee reviews all candidates in the same manner regardless of the source of the recommendation.

        For a discussion of the director nomination rights of the holders of our Preferred Stock, see "Preferred Stock Director Designees."

Codes of Business Conduct and Ethics

        We have adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies of the codes can be obtained free of charge from our web site, www.excoresources.com, or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084. We intend to post any amendments to, or waivers from, our Code of Ethics that apply to our chief executive officer or senior financial officers on our web site at www.excoresources.com.

Personal Loans to Executive Officers and Directors

        The Company complies with and will operate in a manner consistent with enacted legislation prohibiting extensions of credit in the form of a personal loan to or for its directors and executive officers.

Communication with the Board of Directors

        Any shareholder or other interested party who desires to make his or her concerns known to an individual director, a committee of the Board of Directors or the entire Board of Directors may do so by mail to: Board of Directors of EXCO Resources, Inc. at 12377 Merit Dr., Suite 1700, Dallas, Texas 75251. The Company's Secretary shall forward all communications, other than communications that are not properly directed or are frivolous, to the director, specific committee, non-management director or directors, or the entire Board, as requested in the communications.

        Any communications to the Company from one of the Company's officers or directors will not be considered "shareholder communications." Communications to the Company from one of the Company's employees or agents will only be considered "shareholder communications" if they are made solely in such employee's or agent's capacity as a shareholder. Any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 will not be viewed as "shareholder communications."

Executive Officers

        The following table sets forth certain information with respect to our executive officers, other than Messrs. Douglas H. Miller and Stephen F. Smith, whose information is set forth above under the caption "—Common Stock Directors and Nominees."

Name	Age	Position
J. Douglas Ramsey, Ph.D.	47	Vice President, Chief Financial Officer and Treasurer
Harold L. Hickey	52	Vice President and Chief Operating Officer
William L. Boeing	53	Vice President, General Counsel and Secretary
Mark E. Wilson	48	Vice President, Chief Accounting Officer and Controller

        J. Douglas Ramsey, Ph.D., became our Chief Financial Officer and a Vice President in December 1997. Dr. Ramsey was one of our directors from March 1998 until October 5, 2005. From March 1992 to December 1997, Dr. Ramsey worked for Coda Energy, Inc. as Financial Analyst and Assistant to the President and then as Financial Planning Manager. Dr. Ramsey also taught finance at Southern Methodist University in their undergraduate and professional MBA programs.

        Harold L. Hickey became our Vice President and Chief Operating Officer in October 2005. Prior to then and beginning in January 2004, Mr. Hickey served as President of our wholly-owned subsidiary, North Coast Energy, Inc. Mr. Hickey was our Production and Asset Manager from February 2001 to January 2004. From April 2000 until he joined us, Mr. Hickey was Chief Operating Officer of Inca Natural Resources Group, L.P., an independent oil and natural gas exploration company. Prior to that, Mr. Hickey worked at Mobil Oil Corporation from 1979 to March 2000.

        William L. Boeing became our Vice President, General Counsel and Secretary in April 2006. From October 1980 to March 2006, Mr. Boeing was initially an associate and later a partner at one of our outside law firms, Haynes and Boone, LLP, in Dallas, Texas.

        Mark E. Wilson became our Controller and one of our Vice Presidents in August 2005. Mr. Wilson then became our Chief Accounting Officer in November 2006. He began his career in 1980 with Diamond Shamrock Corporation. Since that time, he has served in Controller roles with Maxus Energy Corporation, Snyder Oil Corporation and Repsol-YPF International. From 1993 to 1997, Mr. Wilson held managerial positions with Coopers & Lybrands' Utility Industry Consulting practice. From September 2000 until August 2005, Mr. Wilson served as Vice President and Controller and Chief Financial Officer of Epoch Holding Corporation, a publicly traded investment management and advisory firm and registered investment adviser. See "Transactions with Related Persons—Other" for a description of certain related person transactions involving Mr. Wilson.

Other Officers and Key Employees of Our Company

        Michael R. Chambers Sr., age 52, became our Vice President of Operations in February 2007 and also currently serves as the Vice President and General Manager of our East Texas/North Louisiana Division. Prior to joining EXCO Resources, Mr. Chambers was the Operations General Manager for Anadarko's Eastern Region Operations from August 2006 to February 2007 and Rockies Production Manager from August 2000 to August 2006. Mr. Chambers joined Anadarko in January 2000. Mr. Chambers worked at Mobil Oil Corporation from 1979 to January 2000.

        Charles R. Evans, age 54, joined us in February 1998, became one of our Vice Presidents in March 1998 and was our Chief Operating Officer from December 2000 until October 2005. He currently serves as one of our Vice Presidents and as General Manager of our Midcontinent Division. After working for Sun Oil Co., he joined TXO Production Corp. in 1979 and was appointed Vice President of Engineering and Evaluation in 1989. In 1990, he was named Vice President of Engineering and Project Development for Delhi Gas Pipeline Corporation, a natural gas gathering, processing and marketing company. Mr. Evans served as Director-Environmental Affairs and Safety for Delhi until December 1997.

        Joe D. Ford, age 59, became our Vice President of Human Resources in November 2007. Prior to joining EXCO Resources, Mr. Ford was the Director of Human Resources for CARBO Ceramics Inc. (NYSE) from June 2002 to November 2007. CARBO Ceramics Inc. supplies ceramic proppant for fracturing natural gas and oil wells and also provides well fracture diagnostic services. Prior to working for CARBO Ceramics Inc., Mr. Ford spent his career in various human resource management capacities including a subsidiary of General Dynamics (NYSE) as Manager of Human Resources and Comdial Corporation (Nasdaq) as Vice President of Human Resources.

        Richard L. Hodges, age 56, became our Vice President of Land in October 2000. He began his career with Texaco, Inc. and has served in various land management capacities with several independent oil and gas companies during the past 27 years. He served as Vice President of Land for Central Resources, Inc. until we acquired the Central properties in September 2000.

        John D. Jacobi, age 54, became our Vice President of Business Development and Marketing in February 1999. In 1991, he co-founded Jacobi-Johnson Energy, Inc., an independent oil and natural gas producer, and served as its President until January 1997. He served as the Vice President and Treasurer of Jacobi-Johnson from January 1997 until May 8, 1998, when the company was sold to us.

        Tommy Knowles, age 57, joined EXCO's Appalachian subsidiary North Coast Energy, Inc., in 2004 as its Vice President of Exploration & Production, becoming President in October 2005. In August 2007, Mr. Knowles became Vice President and General Manager of our Permian/Rockies Division. Prior to joining North Coast he was the Sr. Vice President of Exploration & Production with Belden and Blake, having been employed there since 1996.

        Stephen E. Puckett, age 49, became our Vice President of Reservoir Engineering in December 2006. Mr. Puckett was our Manager of Engineering and Operations from April 2000 until December 2006. From January 1998 until April 2000 he served as a petroleum engineering consultant for Petra Resources, Inc. From March 1993 until January 1998 he worked for Enserch Exploration, Inc. as a reservoir engineer. From May 1981 until January 1993 he was employed by Oryx Energy Company as an operations engineer and reservoir engineer. He is a registered professional engineer in Texas and a member of the Society of Petroleum Engineers.

        Paul B. Rudnicki, age 30, became our Vice President of Financial Planning and Analysis in August 2006. From July 2003 until August 2006, Mr. Rudnicki served as Financial Planning Manager. Mr. Rudnicki was a Financial Analyst and Assistant to the CFO from June 2000 to July 2003.

        Marcia Reeves Simpson, age 51, joined EXCO in March 2008 as our Vice President of Engineering. Ms. Simpson was employed by J-W Operating Company—Cohort Energy as its Acquisition & Divestiture and Reservoir Engineering Manager from September 2004 until March 2008. From January 2001 until September 2004, Ms Simpson was a Vice President for Energy Virtual Partners, a start-up exploration and production company. From September 1987 until January 2000 she worked for Mobil in various leadership positions including U.S. Technology Leader. From June 1978 to September 1987 she worked in several engineering positions for Gulf/Chevron. She is a registered professional engineer in Louisiana and she has served in various leadership roles with the Gas Research Institute, the Society of Petroleum Engineers and the Society of Women Engineers over her 30 year career.

        Wendy L. Straatmann, age 38, joined EXCO in August 2007 as the President of our wholly-owned subsidiary, North Coast Energy, Inc. and the Vice President and General Manager of our Appalachia Division. Ms. Straatmann has prior Appalachian Basin experience working for Target Energy of Indiana, Pennsylvania. From August 2004 until joining EXCO, Ms. Straatmann was employed by Dominion Exploration & Production in various capacities, including as its General Manager—Rocky

Mountains. Prior to joining Dominion, she was employed by Phillips Petroleum Company and Samson Resources, Inc. She is a Certified Professional Geologist.

Compensation Discussion and Analysis

Overview of Compensation Program

        The compensation committee of our Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The compensation committee reviews and recommends to our Board of Directors the compensation and benefits for our executive officers, administers our stock plans and assists with the establishment of general policies relating to compensation and benefits for all of our employees. The compensation committee ensures that the total compensation paid to our officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to our executive officers are similar to those provided to our other officers and employees. We do not have compensation plans that are solely for executive officers.

        Throughout this proxy statement, the individuals who served as our chief executive officer and chief financial officer during fiscal 2007, as well as the other individuals included in the Summary Compensation Table, are referred to as "Named Executive Officers."

Compensation Philosophy and Objectives

        We believe that the most effective compensation program is one that is designed to reward all employees, not just executives, for the achievement of our short-term and long-term strategic goals. As a result, our compensation philosophy is to provide all employees with both cash and stock-based incentives that foster the continued growth and overall success of our company and encourage employees to maximize shareholder value. Under this philosophy, all of our employees, from the most senior executives of our organization to entry level, have aligned interests.

        When establishing total compensation for Named Executive Officers, our compensation committee has the following objectives:

  •
  to attract, retain and motivate highly qualified and experienced individuals;

  •
  to ensure that a significant portion of their total compensation is "at risk" in the form of equity compensation; and

  •
  to offer competitive compensation packages that are consistent with our core values.

Role of Executive Officers in Compensation Decisions

        Prior to our initial public offering, or IPO, in February of 2006, our Board of Directors, with input from our chief executive officer, president and chief financial officer, approved the compensation packages for our executive officers. After the IPO, our Board of Directors delegated authority to the compensation committee to make all compensation decisions for our executive officers and approve all grants of equity awards to our executive officers.

        The compensation committee annually reviews the performance of our chief executive officer and our president. Our chief executive officer and our president annually review the performance of each other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual bonus award amounts, are presented to the compensation committee. The compensation committee can exercise its discretion in modifying any recommended adjustments or awards to our executives and has the final authority to establish the compensation packages for our executive officers.

Setting Executive Compensation

        Based on the foregoing objectives, the compensation committee structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve our business goals and reward the executives for achieving those goals. In September 2006 and November 2007, we engaged an outside consulting firm to conduct an annual review of our total compensation program for our Named Executive Officers as well as for other key executives. This consulting firm provided the compensation committee with relevant market data and alternatives to consider when making compensation decisions for our executive officers.

        In making compensation decisions, the compensation committee compares each element of total compensation against a peer group of publicly-traded oil and natural gas companies with similar operations and revenue. The peer group consists of companies against which the compensation committee believes we compete for talent and for shareholder investment.

        We compete with many larger companies for top executive-level talent. As a result, the compensation committee generally sets cash compensation for executive officers at or near the median percentile of compensation paid to similarly situated executives of the companies comprising the peer group. Variations to this objective may occur as dictated by the experience level of the individual and market factors. These objectives recognize the compensation committee's expectation that, over the long term, we will continue to generate shareholder returns in excess of the average of our peer group.

        A significant percentage of total compensation for our executive officers is allocated to stock options as a result of our compensation philosophy mentioned above. We believe stock options incentivize our executive officers and other employees to achieve our long-term goal of maximizing shareholder value because income from stock option compensation is realized by our personnel only as a result of the successful performance of our company over time. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers. Rather, the compensation committee relies on each committee member's knowledge and experience as well as information provided by management and an outside consulting firm to determine the appropriate level and mix of compensation.

Executive Compensation Components

        For the fiscal years ended December 31, 2006 and 2007, the principal components of compensation for Named Executive Officers were:

  •
  base salary;

  •
  cash bonus;

  •
  long-term incentive compensation;

  •
  retirement and other benefits; and

  •
  perquisites and other personal benefits.

Base Salary

        We provide Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for Named Executive Officers are determined for each executive based on position and responsibility by using market and other data that our compensation committee deems relevant. Base salary ranges are designed so that salary opportunities for a given position will be at or above the 50% percentile of the base salary of our peer group.

        During its review of base salaries for executives, the compensation committee primarily considers:

  •
  market data provided by our outside consultants;

  •
  internal review of the executive's compensation, both individually and relative to other officers;

  •
  individual performance of the executive;

  •
  performance of the executive's department or functional unit;

  •
  our operational performance, with respect to our production, reserves, finding and operating costs, drilling results, risk management activities and asset acquisitions;

  •
  our financial performance, with respect to our cash flow, net income, cost of capital, general and administrative costs and Common Stock price performance;

  •
  our overall competitive position and outlook relative to our industry;

  •
  level of responsibility; and

  •
  leadership ability, demonstrated commitment to the organization, motivational skills, attitude and work ethic.

        Executive salary levels are typically considered annually by our compensation committee. In accordance with the philosophy, objectives and procedures set forth in this Compensation Discussion and Analysis, our compensation committee reviewed the annual base salaries for our Named Executive Officers and decided not to make any changes for fiscal 2008. The compensation committee approved significant increases in the annual base salaries for each of our Named Executive Officers during 2007 and believes that those base salary levels remain appropriate for 2008 based on an analysis of our peer group and other data that our compensation committee deems relevant.

Cash Bonus

        Although we do not have a formal cash bonus plan, we have historically paid year-end cash bonuses in the range of 10% to 20% of each employee's annual base salary as determined by our Board of Directors. Consistent with our compensation philosophy, all employees, from the most senior executives of our organization to entry level, have historically received the same percentage level bonuses, pro-rated for any partial period of service, as those received by our Named Executive Officers. Exceptions are made from time to time, including in 2006 and 2007, to provide additional cash bonuses to certain employees who are not Named Executive Officers and who make extraordinary contributions to our success. In 2006 and 2007, we paid cash bonuses to each employee and each Named Executive Officer in an amount equal to 20% of their respective annual base salary, subject to some merit based exceptions for certain employees that are not Named Executive Officers. The payment of any cash bonus to Named Executive Officers must be approved by our compensation committee, whose determination is based on the overall success of our company and not any particular objective financial, operational or individual performance criteria or targets. Each of the Named Executive Officers received the following cash bonus payments in December 2006 for fiscal 2006 performance and December 2007 for fiscal 2007 performance.

Name	2006 Cash Bonus	2007 Cash Bonus
Douglas H. Miller	$120,000	$160,000
Stephen F. Smith	$80,000	$120,000
J. Douglas Ramsey, Ph.D.	$60,000	$70,000
Harold L. Hickey	$60,000	$70,000
William L. Boeing	$52,500	$80,000

Long-Term Incentive Compensation

        2005 Long-Term Incentive Plan.    In many cases, incentives granted under the EXCO Resources, Inc. 2005 Long-Term Incentive Plan comprise the largest portion of our Named Executive Officers' total compensation package. This incentive plan was originally adopted and approved by the Board of Directors and stockholders of EXCO Holdings II, Inc., or Holdings II, in September 2005 and ultimately assumed by us in connection with our IPO. An amendment to this incentive plan was approved by our shareholders in August 2007 increasing the number of shares of Common Stock authorized for issuance under the plan from 10,000,000 shares to 20,000,000 shares. The stated purpose of this plan is to provide financial incentives to selected employees and to promote our long-term growth and financial success by:

  •
  attracting and retaining employees of outstanding ability;

  •
  strengthening our capability to develop, maintain and direct a competent management team;

  •
  providing an effective means for selected employees to acquire an ownership interest in us;

  •
  motivating key employees to achieve long-range performance goals and objectives; and

  •
  providing incentive compensation competitive with other similar companies.

        Our compensation committee administers the incentive plan and the awards granted under the incentive plan. Awards under the incentive plan can consist of incentive stock options, non-qualified stock options, restricted stock, stock appreciation rights and other awards. However, in accordance with our compensation philosophy, we have historically only used stock options under this plan as incentives for our employees. An important objective of our long-term incentive compensation is to strengthen the relationship between the long-term value of our stock price and the potential financial gain for employees. Stock options provide all employees with the opportunity to purchase our Common Stock at a price fixed on the grant date regardless of the future market price.

        Pursuant to the terms of the stock option agreements that we entered into with our option holders, the stock options granted:

  •
  are vested as to 25% of the shares subject to the option on the date of grant and will vest an additional 25% on each of the next three anniversaries of the date of grant;

  •
  expire on the tenth anniversary of the date of grant, or sooner under some circumstances; and

  •
  become fully vested and exercisable, subject to their early termination as provided in the option agreements, immediately prior to a change of control of us.

        A stock option becomes valuable only if our Common Stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to "vest," thus providing an incentive for an option holder to remain our employee. In addition, stock options link a portion of an employee's compensation to shareholders' interests by providing an incentive to increase the market price of our stock.

        Currently, all new employees are awarded stock options on the first business day of the month following an employee's hire date and after that only when stock option bonuses are paid, if approved by our compensation committee. Historically, we have awarded stock option bonuses to our employees in December. Consistent with our compensation philosophy, these stock option bonuses are granted at the same ratable percentage for all employees, including Named Executive Officers, based on each employee's annual base salary. In December 2006 and 2007, we granted stock option bonuses to most employees, including all of the Named Executive Officers, such that each applicable employee received an option for that number of shares equal to 10% of such employee's annual base salary in effect during 2006 and 2007, respectively, pro rata for any partial year of service. Options are awarded at the NYSE's closing price of our Common Stock on the date of the grant. Instead of a bonus paid in stock options, some employees received additional cash bonuses equal to 10% of their annual base salary in 2007 (excluding bonuses and overtime), with 25% of such bonuses paid immediately and the remainder to be paid in three annual installments so long as they remain an employee. The compensation committee has never granted options with an exercise price that is less than the closing price of our Common Stock on the grant date, nor has it granted options which are priced on a date other than the grant date.

        The exercise prices, the number of shares subject to each grant, and other information about the stock options granted to our Named Executive Officers during fiscal year 2007 are shown in the "2007 Fiscal Year Grants of Plan-Based Awards" table contained in "—Compensation of Executive Officers." Previous awards and grants, whether vested or unvested, have no impact on the current year's awards and grants unless otherwise determined by our compensation committee.

        Founders Shares.    On October 3, 2005, prior to our IPO, Holdings II acquired all the capital stock of EXCO Holdings Inc., or EXCO Holdings, and subsequently merged into EXCO Holdings pursuant to the terms of an equity buyout, or Equity Buyout. Upon its formation in September 2005, Holdings II issued 3,333,330 shares of common stock to its founders, which only included members of our management and certain other employees at the time of issuance, for $0.01 per share. This group of founders included all but one of our Named Executive Officers, including Mr. Douglas H. Miller, who purchased 1,655,000 shares, Mr. Stephen F. Smith, who purchased 333,330 shares, Dr. J. Douglas Ramsey, who purchased 166,670 shares (these shares were issued to a limited partnership in which Dr. Ramsey owns a 97.2% limited partnership interest), and Mr. Harold L. Hickey, who purchased 166,670 shares. Each of these Named Executive Officers and many of our employees also exchanged shares of EXCO Holdings common stock for Holdings II common stock or purchased additional shares of Holdings II common stock for cash in the Equity Buyout. This issuance of shares to the founders of Holdings II was part of our compensation philosophy to encourage our key employees to maximize shareholder value by ensuring that a significant portion of their total compensation was "at risk" in the form of equity incentives.

        Stock Ownership Guidelines.    We do not have formal stock ownership guidelines. However, our executive officers are encouraged to maintain or establish a significant level of direct stock ownership.

Retirement and Other Benefit Plans

        401(k) Plan.    All of our employees are eligible to participate in the EXCO Resources, Inc. Employees Savings Trust. We match 100% of employee contributions to the 401(k) plan with vesting of Company matching contributions based on years of service with us. In addition, our employees may select our Common Stock as an investment option under the 401(k) plan, up to a maximum of 50% of their contribution.

        Severance Plan.    The Third Amended and Restated Severance Plan, or the Severance Plan, is applicable to all of our employees in the event of a change of control. The Severance Plan provides for the payment of severance equal to one year of an employee's base salary in the event the employee's employment is terminated or there is an adverse change in the employee's job or compensation within six months following a change of control, as defined in the Severance Plan. For more information about the Severance Plan, see "—Potential Payments Upon Termination or Change-in-Control."

        Other Benefits Plans.    We offer a variety of health and benefit programs to all employees, including medical, dental, vision, life insurance and disability insurance. Our Named Executive Officers are generally eligible to participate in these employee benefit plans on the same basis as the rest of our employees.

Perquisites and Other Personal Benefits

        During 2006 and 2007, we provided two of our Named Executive Officers with perquisites and other personal benefits that the compensation committee believes were reasonable and consistent with our overall compensation program. Mr. Douglas H. Miller's administrative assistant spends approximately 5% of her time on Mr. Miller's personal matters. Mr. Stephen F. Smith is a resident of Houston, Texas. Until April 1, 2007, we provided a corporate apartment for Mr. Smith in Dallas, Texas and we reimbursed all of his business commuting expenses for travel between Houston and Dallas. Beginning April 1, 2007, Mr. Smith has been personally paying for the apartment in Dallas and his business commuting expenses. On limited occasions, executives authorized to use a chartered aircraft for business travel are allowed to bring family members or guests along on the trip. Since we reimburse for use of the aircraft only for business travel and we pay for the aircraft based on the flight hours regardless of the passenger load, there is no incremental direct operating cost to us for the additional passengers. The compensation committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

        Attributed costs of the personal benefits described above for the Named Executive Officers for the fiscal years ended December 31, 2006 and 2007 are included in the Summary Compensation Table under the heading "All Other Compensation."

Compensation for our Chief Executive Officer

        As our chairman, chief executive officer and founder, Mr. Miller is the key visionary for our organization. He has helped us achieve substantial growth in annual revenues, production and reserves over the past 10 years. As a significant shareholder, Mr. Miller has a major portion of his personal wealth tied directly to the performance of our stock price, providing direct alignment with shareholder interests. The compensation committee believes that Mr. Miller has positioned us to maintain our growth rate while expanding and diversifying our business in terms of geography, capital requirements, risk and reserve potential. When compared to compensation levels of chief executive officers for our peer companies, the compensation committee believes that Mr. Miller's total cash compensation package ranks below the median of his peers while his equity compensation ranks above the median of his peers, which is consistent with our compensation philosophy. The compensation committee decided not to make any changes to the annual base salaries of our Named Executive Officers, including Mr. Miller, for 2008. The compensation committee approved significant increases in the annual base salaries for Mr. Miller and our other Named Executive Officers during 2007 and believes that those base salary levels remain appropriate for 2008 based on an analysis of our peer group and other data that our compensation committee deems relevant.

Tax and Accounting Implications

Deductibility of Executive Compensation

        As part of its role, the compensation committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under our incentive plans is generally fully deductible for federal income tax purposes. However, in the future, the compensation committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

Nonqualified Deferred Compensation

        On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations do not become effective until January 1, 2009, we believe that we are operating in good faith compliance with the statutory provisions, which became effective on January 1, 2005, and all other generally applicable guidance issued under the statutory provisions.

Accounting for Stock-Based Compensation

        Holdings II adopted the provisions of Statement of Financial Accounting Standards No. 123(R)—"Share Based Payments" ("SFAS No. 123(R)") upon its formation in August 2005. Upon closing of the merger of Holdings II with and into EXCO Holdings and the subsequent merger of EXCO Holdings with and into EXCO Resources, we adopted SFAS No. 123(R).

Compensation of Executive Officers

        The total compensation paid to our Chief Executive Officer, Mr. Douglas H. Miller, Chief Financial Officer, Mr. J. Douglas Ramsey, Ph.D., and the other three most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal years ended December 31, 2006 and 2007 is set forth in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)(3)		Total ($)
Douglas H. Miller Chairman and Chief Executive Officer	2007 2006	750,000 600,000	160,000 120,000	— —	1,212,043 1,055,116		— —	— —	20,500 20,000		2,142,543 1,795,116
Stephen F. Smith Vice Chairman and President	2007 2006	550,000 400,000	120,000 80,000	— —	369,893 274,043		— —	— —	15,800 43,191	(4)	1,055,693 797,234
J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	2007 2006	337,500 300,000	70,000 60,000	— —	196,389 136,783		— —	— —	15,500 15,000		619,389 511,783
Harold L. Hickey Vice President and Chief Operating Officer	2007 2006	337,500 300,000	70,000 60,000	— —	196,389 136,783		— —	— —	20,500 16,000		624,389 512,783
William L. Boeing(5) Vice President, General Counsel and Secretary	2007 2006	387,500 262,500	80,000 52,500	— —	595,684 910,827	(6)	— —	— —	1,500 —		1,064,684 1,225,827

(1)
Reflects the dollar amount expensed for financial statement reporting purposes for the years ended December 31, 2006 and 2007 in accordance with SFAS No. 123(R), with the exception that the amount shown on the Summary Compensation Table assumes no forfeitures. Assumptions used in the calculation of these amounts are included in "Note 2. Summary of significant accounting policies—Stock options" and "Note 13. Stock transactions" to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on February 29, 2008.

(2)
The amounts shown in this column reflect, for each Named Executive Officer, matching contributions allocated by us to each of the Named Executive Officers pursuant to the EXCO Resources, Inc. Employees Savings Trust as follows: Mr. Miller—$20,500; Mr. Smith—$8,200; Mr. Ramsey—$15,500; Mr. Hickey—$20,500; and Mr. Boeing—$1,500 for 2007 and Mr. Miller—$20,000; Mr. Smith—$4,000; Mr. Ramsey—$15,000; and Mr. Hickey—$16,000 for 2006. Mr. Boeing was not eligible for a matching contribution in 2006. We maintain a suite at the American Airlines Center in Dallas, Texas and a suite at the Rangers Ballpark in Arlington, Texas for sporting events and other entertainment purposes. We have not included any amounts related to the suites as a perquisite because tickets to the suites are available to all of our employees on a non-discriminatory basis, with business entertainment purposes having priority as to use. We also did not include any amounts related to the use by Mr. Miller of his administrative assistant for personal matters because the incremental cost to us of the estimated 5% of Mr. Miller's administrative assistant's time spent on his personal matters, together with the value of any other perquisites received by Mr. Miller, is less than $10,000.

(3)
Mr. Miller owns an aircraft through DHM Aviation, LLC. During 2006 and 2007, we reimbursed DHM Aviation for our corporate use of the aircraft. We have not included any amounts related to the aircraft as a perquisite because all travel that is reimbursed by us is restricted to travel that is integrally and directly related to performing the executive's job and the amounts paid to DHM Aviation are in line with the market rate for the charter of similar aircraft. On limited occasions, employees authorized to use the aircraft for business travel are allowed to bring family members or guests along on the trip provided they have the prior approval of our president and our chief financial officer. Since we reimburse for use of the aircraft only for business travel and we pay for the aircraft based on the flight hours regardless of the passenger load, there is no incremental direct operating cost to us for the additional passengers. See "—Transactions with Related Persons—Corporate use of personal aircraft" for additional information on amounts paid to DHM Aviation.

(4)
Mr. Smith is a resident of Houston, Texas. Until April 1, 2007, we provided a corporate apartment for Mr. Smith in Dallas, Texas and we reimbursed all of his business commuting expenses for travel between Houston and Dallas. During 2006, we paid an aggregate of $32,121 to Mr. Smith for the corporate apartment and $7,070 for commuting expenses. Since April 1, 2007, Mr. Smith has been personally paying for the apartment in Dallas and his business commuting expenses.

(5)
Mr. Boeing joined us as Vice President, General Counsel and Secretary in April 2006. The salary and cash bonus amounts for 2006 reflect his partial year of service.

(6)
Includes $875,343 for 500,000 option shares granted to Mr. Boeing when he joined us as Vice President, General Counsel and Secretary in April 2006 and $35,484 for 26,200 option shares granted in conjunction with our year-end 10% option bonus grant made to all company employees in 2006, which represent the amounts recognized for each of these awards for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS No. 123(R).

        See "—Compensation Discussion and Analysis—Executive Compensation Components—Base Salary" for a discussion of the 2008 base salaries of our Named Executive Officers.

Equity Incentive Awards

        The following table sets forth information regarding the plan-based awards under the EXCO Resources, Inc. 2005 Long-Term Incentive Plan granted to each Named Executive Officer during the fiscal year ended December 31, 2007:

2007 FISCAL YEAR GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas H. Miller Chairman and Chief Executive Officer	12/4/2007	—	—	—	—	—	—	—	80,000	(1)	$13.72	$445,304
Stephen F. Smith Vice Chairman and President	12/4/2007	—	—	—	—	—	—	—	60,000	(1)	$13.72	$333,978
J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	12/4/2007	—	—	—	—	—	—	—	35,000	(1)	$13.72	$194,821
Harold L. Hickey Vice President and Chief Operating Officer	12/4/2007	—	—	—	—	—	—	—	35,000	(1)	$13.72	$194,821
William L. Boeing Vice President, General Counsel and Secretary	12/4/2007	—	—	—	—	—	—	—	40,000	(1)	$13.72	$222,652

(1)
This grant was made in conjunction with our year-end 10% option bonus grant made to most company employees. See "—Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—2005 Long-Term Incentive Plan" for a discussion of this option bonus grant.

(2)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the grant date fair value of the awards computed in accordance with SFAS No. 123(R). Assumptions used in the calculation of these amounts are included in "Note 2. Summary of significant accounting policies—Stock options" and "Note 13. Stock transactions" to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC on February 29, 2008.

        The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2007:

2007 FISCAL YEAR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Douglas H. Miller Chairman and Chief Executive Officer	1,278,750 30,000 20,000	426,250 30,000 60,000	— — —	$ $ $	7.50 14.62 13.72	10/5/2015 12/1/2016 12/4/2017	— — —	— — —	— — —	— — —
Stephen F. Smith Vice Chairman and President	287,475 20,000 15,000	95,825 20,000 45,000	— — —	$ $ $	7.50 14.62 13.72	10/5/2015 12/1/2016 12/4/2017	— — —	— — —	— — —	— — —
J. Douglas Ramsey, Ph.D. Vice President, Chief Financial Officer and Treasurer	125,025 15,000 8,750	41,675 15,000 26,250	— — —	$ $ $	7.50 14.62 13.72	10/5/2015 12/1/2016 12/4/2017	— — —	— — —	— — —	— — —
Harold L. Hickey Vice President and Chief Operating Officer	125,025 15,000 8,750	41,675 15,000 26,250	— — —	$ $ $	7.50 14.62 13.72	10/5/2015 12/1/2016 12/4/2017	— — —	— — —	— — —	— — —
William L. Boeing Vice President, General Counsel and Secretary	250,000 13,100 10,000	250,000 13,100 30,000	— — —	$ $ $	12.36 14.62 13.72	4/5/2016 12/1/2016 12/4/2017	— — —	— — —	— — —	— — —

      None of our Named Executive Officers exercised any stock options during 2007. As a result, we have not included a table showing 2007 option exercises.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

      We do not provide any nonqualified defined contribution or other deferred compensation plans for our Named Executive Officers.

Potential Payments Upon Termination or Change of Control

      The Third Amended and Restated EXCO Resources, Inc. Severance Plan, which we refer to as the "Severance Plan," provides for the payment of severance in the event the employee's employment is terminated or there is an adverse change in the employee's job or compensation, as more specifically described in the Severance Plan, within six months following a change of control of EXCO. The plan is administered by our compensation committee, which has the sole discretion to determine whether an employee's termination of employment is eligible for payment of severance. All of our regular, full-time employees are eligible to participate in and receive benefits under the Severance Plan.

        A change of control is defined as the occurrence of any of the following: (i) we are merged or consolidated into or with another entity, and as a result less than a majority of the combined voting power of the surviving entity is held by the holders of our voting stock prior to the merger; (ii) we sell or otherwise transfer all or substantially all of our assets to any person or entity if less than a majority of the combined voting power of such person or entity immediately after such sale or transfer is held by the holders of our voting stock prior to such sale or transfer; (iii) any person is or becomes the beneficial owner, directly or indirectly, of more than 50% of our total voting power; (iv) individuals who on the effective date of the Severance Plan constituted our Board of Directors and their successors or other nominees that are appointed or otherwise approved by the Board of Directors then still in office, cease for any reason to constitute a majority of the Board of Directors; or (v) the adoption of a plan relating to the liquidation or dissolution of us. The definition of "change of control" specifically excludes an event in which any subsidiary of EXCO is spun off by means of a rights offering to EXCO's shareholders or an underwritten public offering, or any combination thereof, even where less than a majority of the voting equity ownership is retained by EXCO.

        Severance payment will be made only if the employee fully executes a release form with the plan administrator, to release and forever discharge us from any and all liability which the employee may have against us as a result of employment with or subsequent termination from us. Severance payment is equal to one year of an employee's base salary to be paid in cash in a lump sum within ten days following receipt by us of an executed release form.

        The following tables show, as of December 31, 2007, potential payments to our Named Executive Officers for various scenarios involving a change of control, death or disability, using, where applicable, the closing price of our Common Stock of $15.48 (as reported on the NYSE as of December 31, 2007). The footnotes listed below the tables apply to all of the tables in this section.

Douglas H. Miller
Chairman and Chief Executive Officer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	800,000	—	—	—
Long-term Equity Incentives—Unvested Stock Options(3)	3,532,875	3,532,875	3,532,875	3,532,875	3,532,875

Total	3,532,875	4,332,875	3,532,875	3,532,875	3,532,875

Stephen F. Smith
Vice Chairman and President

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	600,000	—	—	—
Long-term Equity Incentives—Unvested Stock Options(3)	861,084	861,084	861,084	861,084	861,084

Total	861,084	1,661,084	861,084	861,084	861,084

J. Douglas Ramsey, Ph.D.
Vice President, Chief Financial Officer and Treasurer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	350,000	—	—	—
Long-term Equity Incentives—Unvested Stock Options(3)	391,667	391,667	391,667	391,667	391,667

Total	391,667	741,667	391,667	391,667	391,667

Harold L. Hickey
Vice President and Chief Operating Officer

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	350,000	—	—	—
Long-term Equity Incentives—Unvested Stock Options(3)	391,667	391,667	391,667	391,667	391,667

Total	391,667	741,667	391,667	391,667	391,667

William L. Boeing
Vice President, General Counsel and Secretary

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within Six Months After a Change of Control ($)	Termination Not for Cause or Misconduct Within Six Months After a Change of Control ($)(1)	Change of Control (No Termination) ($)	Death ($)	Disability ($)
Compensation
Severance(2)	—	400,000	—	—	—
Long-term Equity Incentives—Unvested Stock Options(3)	2,059,066	2,059,066	2,059,066	2,059,066	2,059,066

Total	2,059,066	2,459,066	2,059,066	2,059,066	2,059,066

(1)
The officer shall not be eligible to receive a severance payment if either (i) he receives a comparable offer of employment from any other operation of EXCO or any of its affiliate organizations, regardless of whether he accepts such offer or (ii) he receives and accepts a transfer of employment to any other operation of EXCO or any of its affiliate organizations.

(2)
Assumes a payment equal to 100% of the officer's annual base salary.

(3)
Excludes stock options that are currently exercisable. Pursuant to the terms of each stock option award, all options become fully vested automatically upon a change of control or upon the death or the total and permanent disability of the officer.

Compensation Committee Report on Executive Compensation

        Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

        The foregoing report is provided by the following directors, who constitute the compensation committee.

COMPENSATION COMMITTEE Robert L. Stillwell, Chairman Jeffrey D. Benjamin Vincent J. Cebula Earl E. Ellis B. James Ford* Robert H. Niehaus Jeffrey S. Serota

* Mr. Ford was appointed to the compensation committee on March 13, 2008 and therefore did not participate in setting executive compensation for fiscal 2007 and 2008.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended December 31, 2007, the compensation committee was comprised of Messrs. Stillwell (chair), Benjamin, Cebula, Ellis, Niehaus and Serota.

        During the fiscal year ended December 31, 2007, no member of our compensation committee is or has been an officer or employee of us or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K except as set forth below under the heading "—Transactions With Related Persons." None of our executive officers served as a director or member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee or as one of our directors.

Equity Compensation Plan Information

        The following table provides certain information as of December 31, 2007 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	12,402,773	$12.06	7,022,375
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable

Total	12,402,773	$12.06	7,022,375

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC. Our officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were timely met, except for the following: one Form 4 filed by Mr. Hickey related to the purchase of our Common Stock through our 401(k) plan.

Transactions with Related Persons

Corporate use of personal aircraft

        We periodically charter, for company business, a jet aircraft from DHM Aviation, LLC, a company owned by Douglas H. Miller, our chairman and chief executive officer. The Board of Directors has adopted a written policy covering the use of this aircraft. We believe that prudent use of a chartered private airplane by our senior management while on company business can promote efficient use of management time. Such usage can allow for unfettered, confidential communications among management during the course of the flight and minimize airport commuting and waiting time, thereby promoting maximum use of management time for company business. However, we restrict the use of the aircraft to priority company business being conducted by senior management. As a result, reimbursed use of the aircraft is restricted to travel that is integrally and directly related to performing senior management's jobs. Such use must be approved in advance by our President and Chief Financial Officer. We maintain a detailed written log of such usage specifying the personnel (and others, if any) that fly on the aircraft, the travel dates and destination(s), and the company business being conducted.

In addition, the log contains a detail of all charges paid or reimbursed by us with supporting written documentation.

        In the event that the aircraft is chartered for a mixture of company business and personal use, all charges will be reasonably allocated between company reimbursed charges and charges to the person using the aircraft for personal use.

        At least annually, and more frequently if requested by the audit committee or our Director of Internal Audit, our Director of Internal Audit surveys fixed base operators and other charter operators located at Dallas Love Field, Dallas, Texas to ascertain hourly flight rates for aircraft of comparable size and equipment in relation to DHM Aviation, LLC's aircraft. This survey also ascertains other charges (including fuel surcharges) invoiced by such charter operators as well as out-of-pocket reimbursement policies. Such survey is supplied to the audit committee in order for the audit committee to establish an hourly rate and other charges we shall pay for the upcoming calendar year for the use of the aircraft. The present hourly rate paid by EXCO to DHM Aviation, LLC is in line with the market rate for similar aircraft. In addition, DHM Aviation, LLC is reimbursed for customary out-of-pocket catering expenses invoiced for a flight and any reimbursement of out-of-pocket expenses incurred by the pilots. Through 2007, we reimbursed DHM Aviation, LLC at a rate of $3,600 per hour, including fuel surcharges, for use of the aircraft. Payments to DHM Aviation, LLC for the year ended December 31, 2007 totaled $0.5 million for use of the aircraft.

        During 2007, DHM Aviation, LLC purchased a larger used jet aircraft. Based on a national survey of comparable aircraft charter rates, the Board of Directors approved a rate of $5,700 per flight hour plus $600 per flight hour fuel surcharge for the new aircraft in August 2007. No payments were made in 2007 for this aircraft.

Private placement of Preferred Stock

        On March 30, 2007, we completed a private placement (the "Private Placement") of an aggregate of 39,008 shares of 7.0% Preferred Stock for $390.0 million and 160,992 shares of Hybrid Preferred Stock for $1.61 billion to accredited investors. The purchase price for each share of Preferred Stock was $10,000 (which equaled the liquidation preference per share on March 30, 2007). The issuance and sale of the shares in the Private Placement was exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder.

        The net proceeds of the Private Placement were used to fund the purchase price of approximately $1.5 billion for the acquisition on March 30, 2007 of substantially all of the oil and natural gas properties, acreage and related assets, including derivative financial instruments in respect of a significant portion of estimated production for 2007, 2008 and 2009, from Anadarko Petroleum Corporation, or Anadarko, in the Vernon and Ansley Fields located in Jackson Parish, Louisiana, or the Vernon Acquisition, and to repay certain outstanding indebtedness.

        The 7.0% Preferred Stock is convertible into shares of our Common Stock at an initial conversion price of $19.00 per share, subject to anti-dilution adjustments, which equates to each share of 7.0% Preferred Stock being initially convertible into approximately 526.3 shares of our Common Stock, subject to adjustment for fractional shares. The Hybrid Preferred Stock was not initially convertible into shares of our Common Stock. Under applicable New York Stock Exchange, or NYSE, rules, shareholder approval is required to issue common stock, or securities convertible into or exercisable for common stock, if (i) such common stock has, or will have upon issuance, 20.0% or more of the voting power outstanding before the issuance, (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to 20.0% or more of the number of shares of common stock outstanding before the issuance, (iii) such common stock, or securities convertible into or exercisable for common stock, will be issued to a director, officer or substantial security holder of a company and such securities exceed either a threshold of one percent or, if issued to a substantial security holder who is not a director or officer at a price that is not less than the book and market value of the common stock, five percent of the number of shares of common stock or the voting power outstanding before the issuance or (iv) such issuance will result in a change of control of a company.

        Absent NYSE rules, we likely would have issued 200,000 shares of 7.0% Preferred Stock to fund the Vernon Acquisition and to repay certain outstanding indebtedness. As a result of the limited time period to fund the Vernon Acquisition and the time required to organize a special meeting of shareholders, we were unable to hold a special meeting of our shareholders to approve the issuance of 200,000 shares of 7.0% Preferred Stock prior to the Vernon Acquisition. Therefore, in the interim, we issued (i) 39,008 shares of 7.0% Preferred Stock, consisting of 23,408 shares of Series A-1 7.0% Preferred Stock, 975 shares of Series A-2 7.0% Preferred Stock, 11,700 shares of Series B 7.0% Preferred Stock and 2,925 shares of Series C 7.0% Preferred Stock, which shares by their terms were convertible into 19.7% of the number of shares of common stock outstanding before the Preferred Stock issuance and (ii) 160,992 shares of Hybrid Preferred Stock, consisting of 149,441 shares of Series A-1 Hybrid Preferred Stock and 11,551 shares of Series A-2 Hybrid Preferred Stock.

        We agreed with the Preferred Stock investors to seek the shareholder approval required by the NYSE, or NYSE Shareholder Approval, to transform the terms of the Hybrid Preferred Stock into the same terms as the 7.0% Preferred Stock. On August 30, 2007, NYSE Shareholder Approval was obtained and the designations, preferences, limitations and relative voting rights of the Series A-1 Hybrid Preferred Stock and Series A-2 Hybrid Preferred Stock became identical to the designations, preferences, limitations and relative voting rights of the Series A-1 7.0% Preferred Stock and the Series A-2 7.0% Preferred Stock, respectively, including the right to receive dividends at an annual rate of 7.0% and the right to convert into shares of our Common Stock at an initial conversion price of $19.00 per share, subject to anti-dilution adjustments.

        Several related persons participated in the transaction:

  •
  Entities affiliated with Ares purchased 2,925 shares of Series C 7.0% Preferred Stock and 12,075 shares of Series A-1 Hybrid Preferred Stock for $150.0 million. Prior to the Private Placement, Ares beneficially owned approximately 6.3% of our outstanding Common Stock. As of the Record Date, Ares' beneficial ownership of our Common Stock is approximately 9.9%. Jeffrey S. Serota, one of our directors, is a Managing Director of Ares. Mr. Serota was designated to our Board of Directors by Ares pursuant to the terms of the Series C 7.0% Preferred Stock, as more fully described in "—Preferred Stock Director Designees."

  •
  The Oaktree Funds purchased 11,700 shares of Series B 7.0% Preferred Stock and 48,300 shares of Series A-1 Hybrid Preferred Stock for $600.0 million. Prior to the Private Placement, the Oaktree Funds beneficially owned approximately 3.1% of our outstanding Common Stock. As of the Record Date, the Oaktree Funds' beneficial ownership of our Common Stock is approximately 25.5%. Vincent J. Cebula, one of our directors, was a Managing Director of Oaktree until October 31, 2007. Mr. Cebula was originally designated to our Board of Directors by the Oaktree Funds as the Series B Director. On October 31, 2007, Mr. Cebula resigned from Oaktree and subsequently joined Jefferies Capital Partners. Since Mr. Cebula was no longer associated with Oaktree, he resigned as the Series B Director effective December 1, 2007 and was replaced by B. James Ford. Mr. Cebula remained on our Board of Directors and serves in a general Preferred Stock Director capacity. In addition, Rajath Shourie, a Managing Director of Oaktree, serves in the remaining Preferred Stock Director seat, as more fully described in "—Preferred Stock Director Designees."

  •
  Entities affiliated with Greenhill Capital Partners, LLC purchased 1,463 shares of Series A-1 7.0% Preferred Stock and 6,037 shares of Series A-1 Hybrid Preferred Stock for $75.0 million. Prior to the Private Placement, Greenhill beneficially owned approximately 2.3% of our outstanding Common Stock. As of the Record Date, Greenhill's beneficial ownership of our Common Stock is approximately 5.8%. Robert H. Niehaus, one of our directors, is a Senior Member of GCP 2000, LLC and Managing Director of Greenhill Capital Partners, LLC, which control the general partners of Greenhill Capital Partners, L.P. and its affiliated investment funds.

  •
  Entities affiliated with FMR Corp. purchased 1,952 shares of Series A-1 7.0% Preferred Stock and 8,048 shares of Series A-1 Hybrid Preferred Stock for $100.0 million. Prior to the Private Placement, FMR Corp. beneficially owned approximately 7.0% of our outstanding Common Stock. As of the Record Date, FMR Corp.'s beneficial ownership of our Common Stock is approximately 14.4%.

        In connection with the Private Placement, we entered into the following agreements:

Preferred Stock Purchase Agreement

        On March 28, 2007, we entered into a Preferred Stock Purchase Agreement, which we refer to as the "Stock Purchase Agreement," with the investors in the Private Placement, pursuant to which we issued and sold to the investors (a) an aggregate of $390.0 million of shares of our Series A-1 7.0% Preferred Stock, Series A-2 7.0% Preferred Stock, Series B 7.0% Preferred Stock and Series C 7.0% Preferred Stock and (b) an aggregate of $1.61 billion of shares of our Series A-1 Hybrid Preferred Stock and Series A-2 Hybrid Preferred Stock. The Stock Purchase Agreement included representations, warranties, covenants and indemnities customary for a transaction of this type. We also granted holders of the 7.0% Preferred Stock and Hybrid Preferred Stock a right of first offer with respect to any subsequent issuances of shares by us of Common Stock (or other securities convertible into or exchangeable for Common Stock) at a price per share less than the then-effective conversion price of the Preferred Stock subject to customary exceptions.

Registration Rights Agreements

        In connection with the Private Placement, we entered into a Registration Rights Agreement with the Preferred Stock investors, which we refer to as the 7.0% Registration Rights Agreement. The 7.0% Registration Rights Agreement contemplates the registration of the resale of the shares of Common Stock underlying the Series A-1 7.0% Preferred Stock and the Series A-1 Hybrid Preferred Stock. The 7.0% Registration Rights Agreement contains customary terms and conditions for a transaction of this type. We agreed to file with the SEC, not later than September 26, 2007, a registration statement to register the offer and sale of the common shares issuable upon conversion of the Series A-1 7.0% Preferred Stock and the Series A-1 Hybrid Preferred Stock and to use our best efforts to have the registration statement declared effective by March 24, 2008. If any shares of Series A-1 7.0% Preferred Stock or Series A-1 Hybrid Preferred Stock are outstanding on March 30, 2011, we agreed to file a registration statement with the SEC by June 28, 2011 registering such shares for resale and to use our best efforts to have such registration statement declared effective by September 26, 2011. If we are unable to meet the deadlines described above, if a registration statement ceases to remain effective or if we restrict sales under a registration statement under certain "blackout provisions" for longer than the contractually permitted period, we must pay liquidated damages at a rate of 0.5% per annum of the liquidation preference applicable to the Series A-1 7.0% Preferred Stock and the Series A-1 Hybrid Preferred Stock for the first 90 days and thereafter for each subsequent 90-day period at an additional rate of 0.25% up to a maximum of 2.0% per annum during any default period. We also agreed to indemnify holders against certain liabilities under the Securities Act in respect of any such resale registration. On September 5, 2007, we filed an automatically effective registration statement on Form S-3 with the SEC to register for resale the shares of Common Stock issuable upon conversion of the Series A-1 Hybrid Preferred Stock and the Series A-1 7.0% Preferred Stock.

        In connection with the Private Placement, we entered into a registration rights agreement, or Hybrid Registration Rights Agreement, with the Hybrid Preferred Stock investors. The Hybrid Registration Rights Agreement contemplates the registration of the resale of the shares of Series A-1

Hybrid Preferred Stock. If NYSE Shareholder Approval had not been obtained by September 26, 2007, we would have been required to file a registration statement with the SEC by December 24, 2007, covering the resale prior to such shareholder approval of shares of Hybrid Preferred Stock and to use our best efforts to have the registration statement declared effective by March 24, 2008. The Hybrid Registration Rights Agreement and the obligation of the parties thereunder terminated on August 30, 2007 because NYSE Shareholder Approval was obtained.

Director Nomination Letter Agreements

        In connection with the Stock Purchase Agreement, we entered into a letter agreement, dated March 28, 2007, with the Oaktree Funds pursuant to which we agreed to cause an individual designated by the Oaktree Funds to be nominated to serve on our Board of Directors following such time as (i) the Oaktree Funds cease to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series B 7.0% Preferred Stock and (ii) less than 25% of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, and for so long as the Oaktree Funds own at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by the Oaktree Funds is convertible).

        In connection with the Stock Purchase Agreement, we also entered into a letter agreement, dated March 28, 2007, with certain investors affiliated with Ares pursuant to which we agreed to cause an individual designated by Ares to be nominated to serve on our Board of Directors following such time as (i) Ares ceases to have the right to elect a director to serve on our Board of Directors pursuant to the Statement of Designation for the Series C 7.0% Preferred Stock and (ii) less than 25% of the shares of 7.0% Preferred Stock and Hybrid Preferred Stock originally issued on March 30, 2007 remain outstanding, for so long as Ares owns at least 10,000,000 shares of our Common Stock (including, for this purpose, shares of Common Stock into which any Preferred Stock then held by Ares is convertible).

        The principal terms of each outstanding class and series of Preferred Stock issued in the Private Placement are described below:

        Series A-1 7.0% Preferred Stock.    The Series A-1 7.0% Preferred Stock has an initial liquidation preference equal to $10,000 per share and is convertible into our Common Stock at a price of $19.00 per share, as may be adjusted in accordance with the terms of the Series A-1 7.0% Preferred Stock. We may force the conversion of the Series A-1 7.0% Preferred Stock at any time if our Common Stock trades for 20 days within a period of 30 consecutive days at a price above 175% of the then effective conversion price ($33.25 per share at the current conversion price of $19.00 per share) at any time during the 24 months after issuance, above 150% of the then effective conversion price ($28.50 per share at the current conversion price of $19.00 per share) thereafter through the 48th month after issuance and above 125% of the then effective conversion price ($23.75 per share at the current conversion price of $19.00 per share) at any time thereafter. Cash dividends will accrue at the rate of 7.0% per annum prior to March 30, 2013 and at the rate of 9.0% thereafter. In lieu of paying cash dividends, we may, under certain circumstances prior to March 30, 2013, pay a dividend at a rate of 9.0% per annum by adding the dividend to the liquidation preference of the shares of Series A-1 7.0% Preferred Stock. Upon the occurrence of a change of control, holders of the Series A-1 7.0% Preferred Stock may require us to repurchase their shares for cash at the liquidation preference plus accumulated dividends. Holders of the Series A-1 7.0% Preferred Stock have the right to vote with the holders of Common Stock, the other holders of other series of 7.0% Preferred Stock and the holders of Hybrid Preferred Stock, together as a single class, on all matters submitted to the shareholders of the Company, except the election of directors, on an as-converted basis. Holders of the Series A-1, Series B and Series C 7.0% Preferred Stock and the Series A-1 Hybrid Preferred Stock, have the right to separately elect up to four directors, referred to as the "Preferred Stock Directors," subject to the rights of the Series B 7.0% Preferred Stock and Series C 7.0% Preferred Stock to vote as separate classes to each elect one of such Preferred Stock Directors. In addition, upon the occurrence of specified defaults in the Statements of Designation for the 7.0% Preferred Stock and the Hybrid Preferred Stock, the holders of the 7.0% Preferred Stock and Hybrid Preferred Stock, voting together as a class, have the right to elect four additional directors, referred to as the "default directors," until such default is cured.

        Series B 7.0% Preferred Stock.    The Series B 7.0% Preferred Stock was issued to the Oaktree Funds and has substantially the same rights as the Series A-1 7.0% Preferred Stock, except that the holders of Series B 7.0% Preferred Stock have the right to designate one of the Preferred Stock Directors, referred to as the "Series B Preferred Stock Director," and do not have registration rights under the 7.0% Registration Rights Agreement. The Series B 7.0% Preferred Stock is convertible into Series A-1 7.0% Preferred Stock at any time at the election of the holder and will automatically convert into Series A-1 7.0% Preferred Stock when the Oaktree Funds cease to own an aggregate of 10,000 shares of Series B 7.0% Preferred Stock and/or Hybrid Preferred Stock.

        Series C 7.0% Preferred Stock.    The Series C 7.0% Preferred Stock was issued to Ares and has substantially the same rights as the Series A-1 7.0% Preferred Stock, except that the holders of Series C 7.0% Preferred Stock have the right to designate one of the Preferred Stock Directors, referred to as the "Series C Preferred Stock Director," and do not have registration rights under the 7.0% Registration Rights Agreement. The Series C 7.0% Preferred Stock is convertible into Series A-1 7.0% Preferred Stock at any time at the election of the holder and will automatically convert into Series A-1 7.0% Preferred Stock when Ares ceases to own an aggregate of 10,000 shares of Series C 7.0% Preferred Stock and/or Hybrid Preferred Stock.

        Series A-1 Hybrid Preferred Stock.    Since NYSE Shareholder Approval was obtained on August 30, 2007, the designations, preferences, limitations and relative voting rights of the Series A-1 Hybrid Preferred Stock became identical to the designations, preferences, limitations and relative voting rights of the Series A-1 7.0% Preferred Stock, including the right to dividends and the right to convert into our common stock.

Gulf Coast Sale

        On May 8, 2007, we completed the sale of oil and natural gas properties and related assets in multiple fields primarily located in South Texas and South Louisiana to an entity affiliated with Crimson Exploration Inc. ("Crimson") for an aggregate sale price of $235.5 million in cash, net of preliminary purchase price adjustments, and 750,000 shares of Crimson's unregistered restricted common stock (the "Gulf Coast Sale"). The purchase price was negotiated on an arm's-length basis based upon customary industry metrics for acquisitions of oil and natural gas reserves. The purchase agreement for the Gulf Coast Sale contained customary representations, warranties and covenants. Crimson is a publicly-held company that is controlled by investment funds managed by Oaktree. On August 15, 2007, we entered into an agreement with funds managed by Oaktree to sell our 750,000 shares of Crimson's unregistered restricted common stock for an aggregate sales price of approximately $5.2 million. At the time of the Gulf Coast Sale, one of our directors, Vincent J. Cebula, was a managing director of Oaktree. Rajath Shourie, a managing director of Oaktree, began serving on our Board of Directors on August 30, 2007. B. James Ford, a managing director of Oaktree and a member of Crimson's board of directors, began serving on our board of directors on December 1, 2007.

Other

        During January 2007, Mark E. Wilson, the Company's Vice President, Chief Accounting Officer and Controller, discussed with Douglas H. Miller, Stephen F. Smith and J. Douglas Ramsey, the Company's Chief Executive Officer, President and Chief Financial Officer, respectively, the prospect of hiring Tatum LLC, an independent national consulting and professional services firm with offices in 37 cities ("Tatum"), to perform accounting work related to our acquisitions of certain assets from Anadarko in 2007, the integration of new enterprise accounting and production systems to accommodate the Company's significant growth and work associated with the proposed master limited partnership public offering. It was made known to the Company's senior management that Penny Wilson, the spouse of Mark Wilson and a CPA with over 20 years of experience in oil and gas accounting, tax, information technology and systems integration and conversion, worked as a consultant for Tatum and would be available to assist the Company if the Company elected to engage Tatum. Due to Mark and Penny Wilson's relationship, Mark Wilson's involvement with the engagement of Tatum was limited to an introduction of Tatum to Mr. Ramsey. Mr. Ramsey exclusively negotiated the engagement letter with Tatum, including the fee amounts to be charged. Mr. Ramsey also solicited a bid from and considered retaining additional personnel from another independent consulting firm, which was already engaged to assist the Company with Sarbanes Oxley compliance and related matters. Mr. Ramsey elected to retain Tatum based on its expertise and the bids submitted. Tatum was retained by the Company from February 2007 to January 2008, and the Company paid approximately $0.6 million in total fees to Tatum for its services during 2007. In addition to Ms. Wilson's base salary at Tatum, she also received approximately $19,000 in bonus and commissions from Tatum, which were directly tied to her engagement at the Company.

Audit Committee Review

        In accordance with our audit committee charter, our audit committee is responsible for reviewing and approving the terms and conditions of all related person transactions. Any material financial transaction with any director, executive officer, nominee or holder of five percent or more of our securities, or immediate family member of any of the foregoing, would need to be approved by our audit committee prior to our entering into such transaction.

        The audit committee did not approve the consulting relationship with Tatum LLC and its independent contractor, Penny Wilson, the spouse of our Chief Accounting Officer, Mark Wilson, prior to entering into such relationship. However, this relationship has since been presented to and ratified by the audit committee. In addition, while the Private Placement was not approved by the audit committee independently (firms associated with two of the three members of the audit committee participated in the Private Placement), it was approved by the entire Board of Directors, including a majority of the disinterested directors, and the relationships with and participation by all related persons was discussed.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 2)

        The Company's independent registered public accounting firm for the fiscal year ended December 31, 2007 was the firm of KPMG LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The audit committee of the Company has selected the firm of KPMG LLP as the Company's principal independent registered public accounting firm for the fiscal year ending December 31, 2008.

        The affirmative vote of a majority of the voting power of the shares of Common Stock and Preferred Stock present in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required for ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE
AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2008.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        On June 2, 2006, the audit committee of the Company dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm and approved the appointment of KPMG LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2006. By written consent effective June 2, 2006, the Board of Directors of the Company ratified the audit committee's decision to change independent registered public accounting firms and the appointment of KPMG LLP ("KPMG").

        The reports of PWC on the consolidated financial statements of the Company as of December 31, 2005 and for the period from October 3, 2005 through December 31, 2005 (successor entity), the period from January 1, 2005 through October 2, 2005 (predecessor entity) and as of and for the year ended December 31, 2004 (predecessor entity) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

        During the period from October 3, 2005 through December 31, 2005 (successor entity), the period from January 1, 2005 through October 2, 2005 (predecessor entity) and year ended December 31, 2004 (predecessor entity), and through June 2, 2006, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its reports on the financial statements for such periods.

        During the period from October 3, 2005 through December 31, 2005 (successor entity), the period from January 1, 2005 through October 2, 2005 (predecessor entity) and the year ended December 31, 2004 (predecessor entity), and through June 2, 2006, there have been no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, except as described in the following paragraph.

        The Company's management has concluded that from December 31, 2004 until September 30, 2006, the Company did not maintain effective controls over the preparation and review of the quarterly and annual tax provision and the related financial statement presentation and disclosure of income tax matters and that this deficiency represents a material weakness (as defined under standards established by the American Institute of Certified Public Accountants ("AICPA")). Specifically, the controls of the Company were not adequate to ensure the completeness, timeliness and accuracy of the tax provision and the related current and deferred tax balances. This control deficiency resulted in the restatement of the consolidated financial statements of the Company for the quarters ended June 30, 2005 and September 30, 2005 and adjustments resulting from interim reviews of the quarters ended March 31, 2005 and 2006 and audit adjustments to the consolidated financial statements for the years ended December 31, 2004 and 2005, affecting income tax expense and the deferred tax liability accounts. In connection with the audits of the Company's consolidated financial statements for the years ended December 31, 2004 and 2005, PWC informed the audit committee that it believed the Company's controls over the accounting for taxes were not adequate and that this deficiency represented a material weakness (as defined under standards established by the AICPA). The Company described this material weakness and the Company's efforts to remediate it in Item 9A in the Company's Forms 10-K for the years ended December 31, 2004 and December 31, 2005 and in Item 4 of the Company's Forms 10-Q for the quarters ended in 2005 and 2006. The audit committee discussed this material weakness with PWC and has authorized PWC to respond fully to the inquiries of KPMG concerning such material weakness.

        The Company has provided the foregoing disclosure to PWC and PWC has furnished a letter addressed to the SEC stating whether PWC agrees with the statements made above by the Company. This letter was filed as Exhibit 16.1 to the Current Report on Form 8-K of the Company filed with the SEC on June 8, 2006.

        During the period from October 3, 2005 through December 31, 2005 (successor entity), the period from January 1, 2005 through October 2, 2005 (predecessor entity) and the year ended December 31, 2004 (predecessor entity), and through June 2, 2006, the Company did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company by KPMG that the Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K, or a "reportable event" described in Item 304(a)(1)(v) of Regulations S-K.

Fees

        Aggregate fees for professional services provided to us by our principal accountants for the years ended December 31, 2006 and 2007 were as follows:

	2006		2007
	PWC	KPMG	KPMG
	(in thousands)
Audit Fees(a)	$1,514	$1,446	$3,273
Audit-Related Fees(b)	400	1,717	124
Tax Fees(c)	10	108	89
All Other Fees	1	—	765

Total	$1,925	$3,271	$4,251

(a)
Fees for audit services include fees associated with the annual audit, the reviews of EXCO's quarterly reports on Form 10-Q and our Form S-1 registration statements filed with the SEC in connection with our IPO that was completed on February 14, 2006 and our offering of master limited partnership units that was withdrawn in January 2008.

(b)
Audit-related fees principally included accounting consultations and fees incurred related to our 2006 and 2007 acquisitions, our Form S-1 and Form S-3 registration statements filed with the SEC in connection with the resale of shares of our Common Stock and Sarbanes-Oxley compliance test work.

(c)
Tax fees, when incurred, include tax compliance and tax planning.

        In considering the nature of the services provided by KPMG and PWC, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with KPMG and PWC and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

        The audit committee has adopted a policy that requires advance approval of all audit services and non-audit services performed by the independent registered public accounting firm or other public accounting firms. Audit services approved by the audit committee within the scope of the engagement of the independent registered public accounting firm are deemed to have been pre-approved. The policy further provides that pre-approval of non-audit services by the independent registered public accounting firm will not be required if:

  •
  the aggregate amount of all such non-audit services provided by the independent registered public accounting firm to us does not constitute more than 5% of the total amount of revenues paid by us to the independent auditor during that fiscal year;

  •
  such non-audit services were not recognized by us at the time of the independent registered public accounting firm's engagement to be non-audit services; and

  •
  such non-audit services are promptly brought to the attention of the audit committee and approved by the audit committee prior to the completion of the audit.

        The audit committee may delegate to one or more members of the audit committee the authority to grant pre-approval of non-audit services provided that such member or members reports any decision to the audit committee at its next scheduled meeting.

        The audit committee pre-approved all of the aggregate audit fees, audit-related fees, tax fees and other fees set forth in the table.

OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following tables set forth as of the Record Date (unless otherwise specified) the number and percentage of shares of our Common Stock, 7.0% Preferred Stock and Hybrid Preferred Stock beneficially owned by: (i) each person known by us to beneficially own more than 5% of the outstanding shares of our Common Stock, 7.0% Preferred Stock or Hybrid Preferred Stock; and (ii) each of our directors, each of our named executive officers and all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of Common Stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date and shares of Common Stock issuable upon conversion of 7.0% Preferred Stock and Hybrid Preferred Stock are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership of our Common Stock is based upon 104,779,390 shares of Common Stock, 39,008 shares of 7.0% Preferred Stock and 160,992 shares of Hybrid Preferred Stock outstanding as of the Record Date. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Unless otherwise indicated in a footnote, the address for each individual listed below is c/o EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

Principal Shareholders

	Common Stock(1)		7.0% Preferred Stock		Hybrid Preferred Stock		Common Stock Beneficial Ownership(2)
Beneficial owner	Shares	% of Class	Shares	% of Class	Shares	% of Class	Shares	% of Class	Voting Power
Holders of more than 5%
Thomas Boone Pickens, Jr.(3) 8117 Preston Road Suite 260W Dallas, TX 75225	10,656,600	10.2%	—	—	—	—	10,656,600	10.2%	5.1%
Oaktree Capital Group Holdings GP, LLC(4) 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071	3,225,000	3.1%	11,700	30.0%	48,300	30.0%	34,803,946	25.5%	16.6%
FMR LLC.(5) 82 Devonshire Street Boston, MA 02109	8,301,500	7.9%	1,952	5.0%	8,048	5.0%	16,244,255	14.4%	7.7%
Ares Management LLC(6) 1999 Avenue of the Stars Suite 1900 Los Angeles, CA 90067	3,308,333	3.2%	2,925	7.5%	12,075	7.5%	11,203,070	9.9%	5.3%
Cyrus Capital Partners, LP(7) 399 Park Avenue, 39th Floor New York, NY 10022	—	—	1,951	5.0%	8,049	5.0%	5,263,157	4.8%	2.5%
American International Group, Inc.(8) 70 Pine Street New York, New York 10270	—	—	1,951	5.0%	8,049	5.0%	5,263,157	4.8%	2.5%

Pamet Capital Management, LLC(9) Pamet Capital Management, L.P. Abrams Capital, LLC Abrams Capital Partners II, L.P. David Abrams c/o Pamet Capital Management, L.P. 222 Berkeley Street, 2nd Floor Boston, MA 02116	9,000,000	8.6%	—	—	—	—	9,000,000	8.6%	4.3%
Greenhill Capital Partners, LLC(10) 300 Park Avenue New York, NY 10022	2,384,906	2.3%	1,463	3.8%	6,037	3.7%	6,332,271	5.8%	3.0%
Third Point LLC(11) Third Point Offshore Fund, Ltd. Daniel S. Loeb 390 Park Avenue, 18th Floor New York, NY 10022	2,865,000	2.7%	1,949	5.0%	8,051	5.0%	8,128,157	7.4%	3.9%
Farallon Partners, L.L.C.(12) Farallon Capital Management, L.L.C. One Maritime Plaza, Suite 2100 San Francisco, CA 94111	—	—	2,340	6.0%	8,660	5.4%	5,789,474	5.2%	2.8%

(1)
Does not include the shares of our Common Stock into which the shares of 7.0% Preferred Stock and the Hybrid Preferred Stock shown in the "7.0% Preferred Stock" and the "Hybrid Preferred Stock" columns, respectively, are convertible.

(2)
Includes the shares of our Common Stock into which the shares of 7.0% Preferred Stock shown in the "7.0% Preferred Stock" column and the shares of Hybrid Preferred Stock shown in the "Hybrid Preferred Stock" column are convertible. The 7.0% Preferred Stock and the Hybrid Stock are convertible at any time at the holder's election into a number of shares of our Common Stock equal to the quotient of the then-current liquidation preference divided by the then-current conversion price. Initially, the liquidation preference is $10,000 per share and the conversion price is $19.00 per share, which equates to each share of 7.0% Preferred Stock and Hybrid Preferred Stock being initially convertible into approximately 526.3 shares of our Common Stock, subject to adjustment for fractional shares. The 7.0% Preferred Stock and the Hybrid Preferred Stock also vote with our Common Stock on all matters, other than the election of directors, on an as converted basis.

(3)
Based solely on the information contained in the Form 4 filed with the SEC on July 16, 2007. Includes 37,500 shares of our Common Stock subject to stock options that are exercisable within 60 days of the Record Date.

(4)
Includes 3,142,400 shares of our Common Stock held by OCM Principal Opportunities Fund III, L.P. ("Fund III"), 57,600 shares of our Common Stock held by OCM Principal Opportunities Fund IIIA, L.P. ("Fund IIIA"), 5,850 shares of 7.0% Preferred Stock and 24,150 shares of Hybrid Preferred Stock held by OCM Principal Opportunities Fund IV, L.P. ("Fund IV") and 5,850 shares of 7.0% Preferred Stock and 24,150 shares of Hybrid Preferred Stock held by OCM EXCO Holdings, LLC ("OCM EXCO"). Oaktree Capital Group Holdings GP, LLC ("Oaktree Group") ultimately controls Fund III, Fund IIIA, Fund IV and OCM EXCO.

Oaktree Group is a limited liability company managed by an executive committee, the members of which are Howard S. Marks, Bruce A. Karsh, Sheldon M. Stone, D. Richard Masson, Larry W. Keele, Stephen A. Kaplan, John B. Frank, David Kirchheimer and Kevin L. Clayton. Each such person disclaims beneficial ownership of the securities listed, except to the extent of any pecuniary interest therein.

Also includes 25,000 shares which represent the vested portion of a stock option to purchase (i) 50,000 shares of our Common Stock issued to Mr. Shourie, a Managing Director of Oaktree, and (ii) 50,000 shares of our Common Stock issued to Mr. Ford, a Managing Director of Oaktree, as initial grants upon becoming our directors pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. These stock options are held directly by Mr. Shourie and Mr. Ford for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Shourie and Mr. Ford must hold these stock options on behalf of and for the sole benefit of the Oaktree Funds. Mr. Shourie and Mr. Ford disclaim beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(5)
Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 14,930,503 shares, or 13.6%, of our outstanding Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The number of shares of our Common Stock owned by the investment companies includes 4,842,103 shares of Common Stock resulting from the assumed conversion of 9,200 shares of Preferred Stock.

Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 14,930,503 shares owned by the funds.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all

  Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting Common Stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

  Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

  Pyramis Global Advisors Trust Company ("PGATC"), 53 State Street, Boston, Massachusetts, 02109, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 1,210,652 shares, or 1.1%, of our outstanding Common Stock as a result of its serving as investment manager of institutional accounts owning such shares. The number of shares of our Common Stock owned by the institutional account(s) includes 421,052 shares of our Common Stock resulting from the assumed conversion of 800 shares of Preferred Stock. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over 1,210,652 shares and sole power to vote or to direct the voting of 1,114,852 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above.

  Fidelity International Limited ("FIL"), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1) pursuant to an SEC No-Action letter dated October 5, 2000, is the beneficial owner of 103,100 shares or 0.1% of our Common Stock.

  Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 47% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals.

  FMR LLC and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other corporation within the meaning of Rule 13d-3 promulgated under the 1934 Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, all of the shares are reported herein on a voluntary basis as if beneficially owned by FMR LLC and FIL on a joint basis.

(6)
Includes (i) 3,283,333 shares of our common stock held by Ares Corporate Opportunities Fund, L.P. ("ACOF"), (ii) 1,315,790 shares of our common stock initially issuable upon conversion of 487 shares of 7.0% Preferred Stock and 2,013 shares of Hybrid Preferred Stock held by ACOF (and its affiliated co-investing entities) and (ii) 6,578,948 shares of our common stock initially issuable upon conversion of 2,438 shares of 7.0% Preferred Stock and 10,062 shares of Hybrid Preferred Stock held by Ares Corporate Opportunities Fund II, L.P. ("ACOF II")(and its affiliated co-investing entities).

Each of ACOF and ACOF II is indirectly controlled by Ares Management LLC ("Ares Management"), a private investment management firm. The general partner of ACOF is ACOF Management, L.P. ("ACOF Management") and the general partner of ACOF Management, and day-to-day manager of ACOF, is ACOF Operating Manager, L.P. ("ACOF Operating Manager"). The general partner of ACOF II is ACOF Management II, L.P. ("ACOF Management II") and the general partner of ACOF Management II, and day-to-day manager of ACOF II, is ACOF Operating Manager II, L.P. ("ACOF Operating Manager II"). Each of ACOF Operating Manager and ACOF Operating Manager II is indirectly owned by Ares Management, which, in turn, is indirectly controlled by Ares Partners Management Company LLC. Each of the foregoing entities and the partners, members and managers thereof, other than ACOF and ACOF II (and their respective affiliated co-investing entities), disclaims beneficial ownership of the shares of common stock owned by ACOF and ACOF II (and their respective affiliated co-investing entities), except to the extent of any pecuniary interest therein. The address of each of the foregoing entities is 1999 Avenue of the Stars, Suite 1900, Los Angeles, CA 90067.

Also includes 25,000 shares of our Common Stock, which represents the vested portion of stock options to acquire 50,000 shares of our Common Stock which were issued to one of our directors, Jeffrey Serota, as an initial grant pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. upon becoming one of our directors in March 2007. These stock options are held by Mr. Serota for the benefit of Ares Management and certain funds managed by or affiliated with Ares Management (collectively, the "Ares Entities"). Pursuant to the policies of the Ares Entities, Mr. Serota holds these stock options as a nominee for the sole benefit of the Ares Entities and has assigned all economic, pecuniary and voting rights to the Ares Entities. Mr. Serota disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(7)
Cyrus Capital Partners LP, a registered investment advisor, is the investment manager for the following shareholders: 1,648 shares of 7.0% Preferred Stock and 6,802 shares of Hybrid Preferred Stock held by Cyrus Opportunities Master Fund II, Ltd., 49 shares of 7.0% Preferred Stock and 201 shares of Hybrid Preferred Stock held by Cyrus Short Credit Master Fund, Ltd. and 254 shares of 7.0% Preferred Stock and 1,046 shares of Hybrid Preferred Stock held by CRS Fund, Ltd.

(8)
Includes 137 shares of 7.0% Preferred Stock and 563 shares of Hybrid Preferred Stock held by AIG Annuity Insurance Company, 49 shares of 7.0% Preferred Stock and 201 shares of Hybrid Preferred Stock held by Merit Life Insurance Co., 156 shares of 7.0% Preferred Stock and 644 shares of Hybrid Preferred Stock held by AIG Life Insurance Company, 156 shares of 7.0% Preferred Stock and 644 shares of Hybrid Preferred Stock held by American International Life Assurance Company of New York, 59 shares of 7.0% Preferred Stock and 241 shares of Hybrid Preferred Stock held by American General Assurance Company, 105 shares of 7.0% Preferred Stock and 435 shares of Hybrid Preferred Stock held by The United States Life Insurance Company the City of New York, 16 shares of 7.0% Preferred Stock and 64 shares of Hybrid Preferred Stock held by American International Group, Inc. Retirement Plan, 316 shares of 7.0% Preferred Stock and 1,304 shares of Hybrid Preferred Stock held by The Variable Annuity Life Insurance Company and 758 shares of 7.0% Preferred Stock and 3,132 shares of Hybrid Preferred Stock held by American General Life Insurance Company, each an affiliate of American International Group, Inc. Additionally, 199 shares of 7.0% Preferred Stock and 821 shares of Hybrid Preferred Stock are owned by certain open ended management investment companies for which AIG Global Investment Corp. ("AIGGIC") or AIG SunAmerica Asset Management Corp. (each a direct or indirect wholly owned subsidiary of American

  International Group, Inc.) acts as investment adviser or sub-adviser. AIGGIC, an SEC registered investment adviser, is a part of AIG Investments. AIG Investments is comprised of a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world.

(9)
Based solely on the information contained in the Schedule 13G—Amendment No. 1 filed with the SEC on February 13, 2008. Shares reported herein and in the Schedule 13G for Pamet Capital Management, LLC ("Pamet LLC"), Pamet Capital Management, L.P. ("Pamet LP"), Abrams Capital Partners II, L.P., Abrams Capital, LLC and David Abrams reflect shares held by private investment funds for which Pamet LP is the investment manager. Pamet LLC is the general partner of Pamet LP. David Abrams is the managing member of Pamet LLC. Each of Pamet LLC, Pamet LP, Abrams Capital Partners II, L.P., Abrams Capital, LLC and David Abrams disclaims beneficial ownership of all shares except to the extent of its pecuniary interest therein.

(10)
Beneficial ownership consists of 1,450,018 shares of our Common Stock owned by Greenhill Capital Partners, L.P., 207,189 shares of our Common Stock owned by Greenhill Capital Partners (Cayman), L.P., 228,860 shares of our Common Stock owned by Greenhill Capital Partners (Executives), L.P., 458,415 shares of our Common Stock owned by Greenhill Capital, L.P., 753 shares of 7.0% Preferred Stock owned by Greenhill Capital Partners II, L.P., 295 shares of 7.0% Preferred Stock owned by Greenhill Capital Partners (Cayman) II, L.P., 52 shares of 7.0% Preferred Stock owned by Greenhill Capital Partners (Executives) II, L.P., 363 shares of 7.0% Preferred Stock owned by Greenhill Capital Partners (Employees) II, L.P, 3,107 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners II, L.P., 1,218 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Cayman) II, L.P., 214 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Executives) II, L.P., and 1,498 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Employees) II, L.P. By virtue of his ownership and management positions at the entities which control the Greenhill funds referred to in the preceding sentence, Mr. Niehaus may be deemed to beneficially own these shares. Mr. Niehaus disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

Also includes options held by Mr. Niehaus to purchase 37,500 shares of our Common Stock pursuant to the 2005 Long-Term Incentive Plan and 2,924 shares of our Common Stock directly held by Mr. Niehaus and issued pursuant to the Payment Plan to Mr. Niehaus in lieu of cash as compensation for his service on our Board of Directors and committees. See "—Director Compensation" for a discussion of the Payment Plan.

(11)
Based on the information contained in the Schedule 13G—Amendment No. 2 filed with the SEC on March 7, 2008. Shares reported herein and in the Schedule 13G for Third Point LLC ("TP LLC"), Third Point Offshore Fund, Ltd. ("TP Offshore") and Daniel S. Loeb reflect shares held by private investment funds for which TP LLC is the investment manager. Daniel S. Loeb is the managing member of TP LLC.

(12)
Farallon Partners, L.L.C. ("FPLLC") is the general partner of each of Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Tinicum Partners, L.P., Farallon Capital Offshore Investors II, L.P., and Farallon Capital Offshore Investors, Inc. (such partnerships being the "Farallon Partnerships"). The Farallon Partnerships beneficially own the shares represented in the table above. FPLLC may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Partnerships. As the manager of Farallon Capital Offshore Investors, Inc. ("the Managed Account"), Farallon Capital Management, L.L.C. ("FCM"), may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Managed Account. As the managing members of FPLLC and FCM, each of William F. Duhamel, Richard B. Fried, Monica R. Landry, Douglas M. MacMahon, William F. Mellin, Stephen L. Millham, Jason E. Moment, Ashish H. Pant, Rajiv A. Patel, Derek C. Schrier, Andrew J.M. Spokes and Mark C. Wehrly (together, the "Farallon Managing Members") and as senior managing member of FPLLC and FCM, Thomas F. Steyer (the "Farallon Senior Managing Member") may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Partnerships and the Managed Account. Each of FPLLC, FCM, the Farallon Managing Members and the Farallon Senior Managing Member disclaim any beneficial ownership of such shares. All of the above-mentioned entities and persons disclaim group attribution.

Executive Officers and Directors

Beneficial owner	Shares(1)	Options exercisable within 60 days	Percentage of shares outstanding
Named Executive Officers
Douglas H. Miller(2)	5,892,029	1,328,750	5.6%
Stephen F. Smith(3)	899,522	322,475	*
J. Douglas Ramsey, Ph.D.(4)	897,017	148,775	*
William L. Boeing	401,700	398,100	*
Harold L. Hickey	408,305	148,775	*
Directors
Jeffrey D. Benjamin(5)	499,503	37,500	*
Vincent J. Cebula(6)	25,000	25,000	*
Earl E. Ellis(7)	502,536	37,500	*
B. James Ford(8)	12,500	12,500	*
Robert H. Niehaus(9)	6,332,271	37,500	5.8%
Thomas Boone Pickens, Jr.(10)	10,656,600	37,500	10.2%
Jeffrey S. Serota(11)	—	—	*
Rajath Shourie(12)	12,500	12,500	*
Robert L. Stillwell(13)	64,200	37,500	*
All executive officers and directors as a group (13 persons)	26,681,600	2,625,625	23.9%

(1)
Includes the options exercisable within 60 days shown in the options column.

(2)
Includes 406,225 shares of our Common Stock held in six trusts for the benefit of immediate family members.

(3)
Includes 75,566 shares of our Common Stock held in two trusts for the benefit of immediate family members. Also includes 497,521 shares of Common Stock held in a margin account with a brokerage firm and pledged as collateral security for the repayment of debit balances, if any, in such account.

(4)
Includes 678,309 shares of our Common Stock held by a limited partnership in which Dr. Ramsey holds a 97.2% limited partnership interest. Also includes 678,309 shares of Common Stock held in a margin account with a brokerage firm and pledged as collateral security for the repayment of debit balances, if any, in such account.

(5)
Includes the right to acquire 5,127 shares of our Common Stock pursuant to the Payment Plan granted to Mr. Benjamin as deferred compensation in lieu of cash for his service on our Board of Directors and committees. These shares vest immediately and are to be settled in our Common Stock upon the earlier to occur of (1) as soon as administratively feasible after the date on which Mr. Benjamin incurs a "Termination of Service" under the Payment Plan and (2) upon the occurrence of a "Change in Control" under the Payment Plan. See "—Director Compensation" for a discussion of the Payment Plan.

(6)
These 25,000 shares represent the vested portion of a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Cebula as an initial grant upon becoming one of our directors in March 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. In connection with Mr. Cebula's departure from Oaktree, Mr. Cebula agreed to remit to the Oaktree Funds any realized after-tax benefit earned by Mr. Cebula with respect to the 12,500 then vested stock option awards.

(7)
Includes 3,033 shares of our Common Stock issued pursuant to the Payment Plan to Mr. Ellis in lieu of cash as compensation for his service on our Board of Directors and committees. See "—Director Compensation" for a discussion of the Payment Plan.

(8)
These 12,500 shares represent the vested portion of a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Ford, a Managing Director of Oaktree, as an initial grant upon becoming one of our directors in December 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. This stock option is held directly by Mr. Ford for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Ford must hold this stock option on behalf of and for the sole benefit of the Oaktree Funds and has assigned all economic, pecuniary and voting rights to the Oaktree Funds. Mr. Ford disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein. The shares reported for Mr. Ford do not include 3,200,000 shares of our Common Stock, 11,700 shares of Series B 7.0% Preferred Stock and 48,300 shares of Series A-1 Hybrid Preferred Stock, in each case, held directly by certain of the Oaktree Funds. Mr. Cebula disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(9)
Beneficial ownership consists of 1,450,018 shares of our Common Stock owned by Greenhill Capital Partners, L.P., 207,189 shares of our Common Stock owned by Greenhill Capital Partners (Cayman), L.P., 228,860 shares of our Common Stock owned by Greenhill Capital Partners (Executives), L.P., 458,415 shares of our Common Stock owned by Greenhill Capital, L.P., 753 shares of 7.0% Preferred Stock owned by Greenhill Capital Partners II, L.P., 295 shares of 7.0% Preferred Stock owned by Greenhill Capital Partners (Cayman) II, L.P., 52 shares of 7.0% Preferred Stock owned by Greenhill Capital Partners (Executives) II, L.P., 363 shares of 7.0% Preferred Stock owned by Greenhill Capital Partners (Employees) II, L.P., 3,107 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners II, L.P., 1,218 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Cayman) II, L.P., 214 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Executives) II, L.P., and 1,498 shares of Hybrid Preferred Stock owned by Greenhill Capital Partners (Employees) II, L.P. By virtue of his ownership and management positions at the entities which control the Greenhill funds referred to in the preceding sentence, Mr. Niehaus may be deemed to beneficially own these shares. Mr. Niehaus disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Beneficial ownership also includes options held by Mr. Niehaus to purchase 37,500 shares of our Common Stock pursuant to the 2005 Long-Term Incentive Plan and 2,924 shares of our Common Stock directly held by Mr. Niehaus and issued pursuant to the Payment Plan to Mr. Niehaus in lieu of cash as compensation for his service on our Board of Directors and committees. See "—Director Compensation" for a discussion of the Payment Plan.

(10)
Based solely on the information contained in the Form 4 filed with the SEC on July 16, 2007.

(11)
In connection with Mr. Serota's appointment to our Board of Directors in March 2007, Mr. Serota was granted options to acquire 50,000 shares of our Common Stock. Options to acquire 25,000 of these shares are vested. These stock options are held by Mr. Serota for the benefit of the Ares Entities. Pursuant to the policies of the Ares Entities, Mr. Serota holds these stock options as a nominee for the sole benefit of the Ares Entities and has assigned all economic, pecuniary and voting rights to the Ares Entities. Mr. Serota disclaims beneficial ownership of these securities. Amounts reported do not include the shares of our Common Stock, 7.0% Preferred Stock and Hybrid Preferred Stock referred to in note 6 to the beneficial ownership table for "Holders of more than 5%" above, with respect to which Mr. Serota disclaims beneficial ownership, except to the extent of any indirect pecuniary interest therein.

(12)
These 12,500 shares represent the vested portion of a stock option to purchase 50,000 shares of our Common Stock issued to Mr. Shourie, a Managing Director of Oaktree, as an initial grant upon becoming one of our directors in August 2007 pursuant to the Amended and Restated 2007 Director Plan of EXCO Resources, Inc. This stock option is held directly by Mr. Shourie for the benefit of the Oaktree Funds. Pursuant to the policies of Oaktree, Mr. Shourie must hold this stock option on behalf of and for the sole benefit of the Oaktree Funds and has assigned all economic, pecuniary and voting rights to the Oaktree Funds. Mr. Shourie disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein. The shares reported for Mr. Shourie do not include 3,200,000 shares of our Common Stock, 11,700 shares of Series B 7.0% Preferred Stock and 48,300 shares of Series A-1 Hybrid Preferred Stock, in each case, held directly by certain of the Oaktree Funds. Mr. Cebula disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein.

(13)
Includes the right to acquire 2,412 shares of our Common Stock pursuant to the Payment Plan granted to Mr. Stillwell as deferred compensation in lieu of cash for his service on our Board of Directors and committees. These shares vest immediately and are to be settled in our Common Stock upon the earlier to occur of (1) as soon as administratively feasible after the date on which Mr. Stillwell incurs a "Termination of Service" under the Payment Plan and (2) upon the occurrence of a "Change in Control" under the Payment Plan. See "—Director Compensation" for a discussion of the Payment Plan.

*
Less than 1%.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

        Shareholder proposals to be included in the proxy statement for the next annual meeting must be received by the Company at its principal executive offices on or before December 1, 2008 or, if the Company holds its next annual meeting on a date that is more than 30 days from the anniversary of the 2008 Annual Meeting, a reasonable time before the Company begins to print and send its proxy materials, for inclusion in the Company's proxy statement relating to that meeting. Shareholders wishing to submit proposals to be presented directly at the 2009 Annual Meeting of Shareholders instead of by inclusion in next year's proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with an annual meeting, a shareholder proposal must be received by the Company at its principal executive offices as follows: (a) with respect to recommending a director candidate, not before October 2, 2008 or after January 1, 2009; (b) with respect to other shareholder proposals, not before the date that is 180 days prior to the annual meeting or after the date that is 90 days prior to the annual meeting; and (c) with respect to shareholder proposals other than for recommending a director candidate, and in the event a public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, not later than the close of business on the 10th calendar day following the day on which public announcement is first made of the annual meeting. SEC rules permit management to vote proxies in its discretion if (i) notice of the proposal as described above is received and shareholders are advised in the 2009 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) timely notice of the proposal is not received.

ANNUAL REPORT

        Our Annual Report accompanies the mailing of this proxy statement.

By Order of the Board of Directors,
William L. Boeing Vice President, General Counsel and Secretary
Dallas, Texas April 8, 2008

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

*FOLD AND DETACH HERE AND READ THE REVERSE SIDE*

PROXY—COMMON STOCK EXCO Resources, Inc. 12377 Merit Drive • Suite 1700 Dallas, Texas 75251 (214) 368-2084 • Fax (214) 368-2087

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Douglas H. Miller, Stephen F. Smith, J. Douglas Ramsey, Ph.D. and William L. Boeing, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock, par value $.001 per share, of EXCO Resources, Inc. held of record by the undersigned on March 26, 2008 at the annual meeting of shareholders to be held at 9:00 a.m. local time on May 15, 2008 at the Royal Oaks Country Club, 7915 Greenville Avenue, Heritage Room, Dallas, Texas 75231 or any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

        The Board of Directors recommends that the shareholders vote FOR each of the proposals. Please review carefully the proxy statement delivered with this Proxy.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the other side)

EXCO Resources, Inc.

VOTE BY INTERNET OR TELEPHONE
QUICK *** EASY *** IMMEDIATE

As a shareholder of EXCO Resources, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on May 14, 2008.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone: Call 1 (866) 894-0537		Vote Your Proxy by mail:
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

*FOLD AND DETACH HERE AND READ THE REVERSE SIDE*

PROXY
						Please mark your votes like this		☒
		FOR all nominees listed above (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed to the left
						FOR	AGAINST	ABSTAIN
1.	Proposal to elect 01 Douglas H. Miller, 02 Stephen F. Smith, 03 Jeffrey D. Benjamin, 04 Earl E. Ellis, 05 Robert H. Niehaus, 06 Boone Pickens and 07 Robert Stillwell as directors to the Board of Directors, each for a one-year term.	☐	☐	2.	Proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm.	☐	☐	☐
The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.
(Instruction: to withhold authority to vote for any individual nominee write that nominee's name in the space provided below)
COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature ____________________________ Signature (if held jointly) ____________________________ Date _____________, 2008.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President.

*FOLD AND DETACH HERE AND READ THE REVERSE SIDE*

PROXY—7.0% CUMULATIVE CONVERTIBLE PERPETUAL PREFERRED
STOCK AND SERIES A-1 HYBRID PREFERRED STOCK
EXCO Resources, Inc.
12377 Merit Drive • Suite 1700
Dallas, Texas 75251
(214) 368-2084 • Fax (214) 368-2087

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Douglas H. Miller, Stephen F. Smith, J. Douglas Ramsey, Ph.D. and William L. Boeing, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of 7.0% Cumulative Convertible Perpetual Preferred Stock, par value $.001 per share, and Series A-1 Hybrid Preferred Stock, par value $.001 per share, of EXCO Resources, Inc. held of record by the undersigned on March 26, 2008 at the annual meeting of shareholders to be held at 9:00 a.m. local time on May 15, 2008 at the Royal Oaks Country Club, 7915 Greenville Avenue, Heritage Room, Dallas, Texas 75231 or any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

        This proxy when properly executed will be voted together with the common stock, par value $.001 per share of EXCO Resources, Inc. in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposal 1.

        The Board of Directors recommends that the shareholders vote FOR Proposal 1. Please review carefully the proxy statement delivered with this Proxy.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the other side)

EXCO Resources, Inc.

VOTE BY INTERNET OR TELEPHONE
QUICK *** EASY *** IMMEDIATE

As a shareholder of EXCO Resources, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on May 14, 2008.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone: Call 1 (866) 894-0537		Vote Your Proxy by mail:
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

*FOLD AND DETACH HERE AND READ THE REVERSE SIDE*

PROXY
		Please mark your votes like this		☒

		FOR	AGAINST	ABSTAIN
1.	Proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm.	☐	☐	☐
The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.
COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature ____________________________ Signature (if held jointly) ____________________________ Date _____________, 2008.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President.